[FRONT COVER]

SEMI-ANNUAL REPORT
April 30, 2001

[COVER GRAPHIC OMITTED: ACORN, COLUMN, GRADUATION CAP, HANDSHAKE]

         GALAXY TAXABLE BOND FUNDS
         GALAXY FUNDS

                  Galaxy Short-Term Bond Fund

                  Galaxy Intermediate Government
                  Income Fund

                  Galaxy Corporate Bond Fund

                  Galaxy High Quality Bond Fund

                           [GRAPHIC OMITTED: GALAXY LOGO]
                                             GALAXY
                                             FUNDS

CHAIRMAN'S MESSAGE

Dear Shareholder:

      Enclosed is the Galaxy Taxable Bond Funds' semi-annual report for the six months ended April 30, 2001. The report includes a Market Overview that discusses the different economic and market conditions that may have affected your investments during this time. Following the Market Overview are individual reviews that describe how Fleet Investment Advisors Inc. ("FIA") managed each of the Funds' portfolios in this climate. Financial statements and a list of portfolio holdings for each of the Funds, as of April 30, 2001, appear at the end of the report.

      The past six months have brought many changes for both bonds and stocks. Due to the rapid slowdown in economic growth, the Federal Reserve Board (the "Fed") cut interest rates four times, by a total of 200 basis points (2.00%), sending the yields for short-term bonds sharply lower. With erosion in the outlook for corporate earnings, stock prices fell to levels not seen since 1998. Although lower interest rates should help improve economic growth going forward, the outlook for bonds and stocks will remain uncertain for months to come.

      In this environment, it may help to remember two time-tested investment principles. First, it's important to maintain your long-term investment strategy in the face of short-term market volatility. The dramatic changes in prices for bonds and stocks of recent months are not unusual in normal market cycles. Investors who try to "time" market swings may actually reduce their returns.

      Second, you can try to minimize the volatility in your portfolio by maintaining a diversified mix of stocks, bonds, and money market investments. Over the past six months, bond prices rallied as interest rates declined, and investors moved from stocks to fixed income issues seeking greater stability. As bonds advanced, the total returns for corporate bonds far exceeded those for government securities. In the equity market, stocks of smaller companies outperformed those of larger firms, and value-oriented investments held up better than growth-oriented issues.

      By diversifying among different asset classes, and various sectors within those classes, you are more likely to buffer the performance of your portfolio from extreme market fluctuation as some investments are likely to outperform while others underperform.

      If you would like more information on any of the Galaxy Funds, or have questions about the information in this report, please contact the Galaxy Information Center toll-free at 1-877-BUY-GALAXY (1-877-289-4252) or visit us at www.galaxyfunds.com. You may also consult your financial advisor.


      Sincerely,


      /S/ DWIGHT E. VICKS, JR.


      Dwight E. Vicks, Jr.
      Chairman of the Board of Trustees

[BEGIN SIDEBAR]

MUTUAL FUNDS:

(BULLET) ARE NOT BANK DEPOSITS
(BULLET) ARE NOT FDIC INSURED
(BULLET) ARE NOT OBLIGATIONS OF OR GUARANTEED BY, ANY BANK
(BULLET) ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE
         PRINCIPAL AMOUNT INVESTED

[END SIDEBAR]

MARKET OVERVIEW

BOND MARKET OVERVIEW

BY FLEET INVESTMENT ADVISORS INC.
      Bond prices rose sharply in the six months ended April 30, 2001, as the Fed cut short-term interest rates by 200 basis points to keep sudden weakness in the economy from becoming a recession. With greater sensitivity to the Fed's actions, the yields for bonds with shorter maturities fell more than the yields for longer-term issues. As a result, the yield curve steepened substantially.
      Early in the reporting period, corporate bonds underperformed government issues, due to concern that a slower-growing economy would weaken company balance sheets and ultimately, credit quality. As the Fed aggressively eased monetary policy, investors' enthusiasm for credit risk increased and corporate securities strongly outpaced other fixed income sectors.
      By maintaining a diversified investment strategy, we helped the Galaxy Taxable Bond Funds take advantage of changing conditions within individual fixed income sectors during the six-month reporting period.

SLOWER GROWTH BRINGS SEVERAL RATE CUTS
      At the start of the reporting period on November 1, 2000, the yield curve for Treasury securities was somewhat "inverted," with longer maturities yielding less than shorter-term issues. The yield for 30-year Treasury bonds was 5.78% at this time, versus 5.81% for five-year Treasury notes. The annual rate of inflation was a moderate 3.40%, and economic growth was slowing. For the fourth quarter of 2000 as a whole, the Gross Domestic Product ("GDP"), which measures the output of U.S. goods and services, declined to an annualized rate of 1.00%, versus 2.20% in the third quarter of 2000.
      As it became increasingly clear that economic growth would slow more quickly than expected, the Fed indicated a bias toward reducing short-term interest rates. In anticipation of rate declines, the yields for short- and intermediate-term issues fell more sharply than the yields for longer maturities.
      In this environment, the yield curve continued the "disinversion" that had started several months before - restoring a more traditional relationship among short-, intermediate-, and long-term issues. With investors concerned about the impact of slower growth on corporate earnings, government securities outperformed corporate bonds, while corporates with better credit quality outperformed lower-quality issues in the fourth quarter of 2000.
      GDP growth remained relatively modest in the first quarter of 2001, with an annualized rate of 1.30%. Concerned about a recession, the Fed imposed three cuts in the Fed Funds target rates of 50 basis points each during the quarter. Believing that further stimulation was necessary, the Fed then cut rates by 50 basis points in April. As a result of these cuts, and expectations for further rate reductions, the yield for five-year Treasury notes fell to 4.89% by April 30, 2001. After reaching a low of 5.22% in March, the yield for 30-year Treasury bonds rose through April to end the reporting period at 5.77%.
      While the yields for shorter maturities are more sensitive to actions by the Fed, the yields for longer maturities tend to track the outlook for inflation. Although growth had slowed significantly, inflation stood at 3.30% when the reporting period ended. Because many investors felt the rate should be lower in a weakened economy, yields for long-term bonds rose in April, as yields for short- and intermediate-term issues fell. As a result, short and intermediate maturities continued to outperform longer maturities in the first months of 2001.
      With the first rate cuts in January, corporate bonds significantly outperformed government issues. Corporates then underperformed in February and March, as new signs of economic weakness revived concerns about earnings. A strong performance in April enabled corporates to outpace government issues for the reporting period as a whole. Having significantly underperformed high-quality corporates for much of 2000, lower-quality issues outperformed for the six-month period.

MANAGING MARKET CHANGES
      At a time when short- and intermediate-term issues outperformed, the Galaxy Taxable Bond Funds benefited from an emphasis on those sectors. In the Galaxy Short-Term Bond Fund we gave added attention to issues with maturities of two to three years, where some of the strongest price gains occurred. In the Galaxy Intermediate Government Income Fund, the Galaxy Corporate Bond Fund, and the Galaxy High Quality Bond Fund, we increased positions in intermediate maturities during the reporting period.
      The Funds also benefited from shifts in asset mix. When economic concerns favored bonds with strong credit quality at the end of 2000, increased positions in Treasury securities and issues of U.S. government agencies helped to boost returns. Of further help was a focus on bonds with top credit ratings in the corporate sector and reduced weightings in corporates from economically sensitive industries. As corporates rebounded in January and April of 2001, increased weightings in the sector enhanced both price gains and yields in the Galaxy Short-Term Bond Fund, the Galaxy Intermediate Government Income Fund, and the Galaxy High Quality Bond Fund. In the Galaxy Corporate Bond Fund, we sold individual corporates that outperformed during this time to lock in profits from that sector.


[BEGIN SIDEBAR]
"WHEN ECONOMIC CONCERNS FAVORED BONDS WITH STRONG CREDIT QUALITY AT THE END OF 2000, INCREASED POSITIONS IN TREASURY SECURITIES AND ISSUES OF U.S. GOVERNMENT AGENCIES HELPED TO BOOST RETURNS."
[END SIDEBAR]

[BEGIN SIDEBAR]
"HAVING LARGELY ANTICIPATED FURTHER RATE CUTS, YIELDS SHOULD MAINTAIN A NARROW RANGE - LEAVING INTEREST INCOME TO DOMINATE FIXED INCOME RETURNS."
[END SIDEBAR]

PREPARING FOR A STRONGER ECONOMY
      While the economy may remain lethargic in months to come - with continued concern about higher unemployment, reduced business investment, and a weak U.S. dollar - we believe that a recession is unlikely. There have been many signs recently that the slowdown is bottoming, and we expect the Fed to continue cutting interest rates until the threat of recession has passed. With lower rates, we think growth could improve by late in 2001 or early in 2002.
      Having largely anticipated further rate cuts, yields should maintain a narrow range - leaving interest income to dominate fixed income returns. Modest yield declines may still occur in issues with the shortest maturities if economic growth continues to be sluggish. Long-term yields could stabilize, if fears of inflation ease. Given this outlook, we plan to wait for signs of a turnaround in the economy before adding investments in shorter-term issues that could give us greater flexibility as yields rise.
      In the meantime, we plan to maintain sizable investments in corporate bonds. As the economic outlook improves, corporates could continue to outperform. Despite robust gains by corporates in recent months, the spreads between their yields and those for government issues remain relatively wide by historical measures. With economic uncertainty in the near term, we expect to remain focused on issues with higher credit quality from industries with minimal economic sensitivity.

PERFORMANCE AT-A-GLANCE


AVERAGE ANNUAL TOTAL RETURNS -- RETAIL A SHARES*
                                                                    10 YEARS/
AS OF APRIL 30, 2001            6 MONTHS+    1 YEAR    5 YEARS   LIFE OF FUND***
--------------------------------------------------------------------------------
Short-Term Bond Fund
(INCEPTION DATE 12/30/91)        (0.09)%     3.83%      4.65%        4.84%
 ................................................................................
Intermediate Government
Income Fund**
(INCEPTION DATE 9/1/88)           0.66       5.67       5.32         5.91
 ................................................................................
High Quality Bond Fund
(INCEPTION DATE 12/14/90)         0.77       5.87       5.62         6.81
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS -- PRIME A SHARES*

AS OF APRIL 30, 2001          6 MONTHS+  1 YEAR    5 YEARS        LIFE OF FUND
------------------------------------------------------------------------------
High Quality Bond Fund
(INCEPTION DATE 11/1/98)        0.79%    5.85%       N/A             1.97%
------------------------------------------------------------------------------


+     Unannualized total returns.
* Return figures for Retail A Shares have been restated to include the effect of the maximum 4.75% front-end sales charge, which became effective on January 1, 2001. Return figures for Prime A Shares include the effect of the maximum 4.75% front-end sales charge.
** Retail A Shares of the Intermediate Government Income Fund were first offered during the fiscal year ended October 31, 1992. The returns for Retail A Shares for prior periods represent the returns for Trust Shares of the Fund. Prior to November 1, 1993, the returns for Retail A Shares and Trust Shares of the Fund were the same because each series had the same expenses.
*** Return figures shown are average annual total returns for the 10 years ended April 30, 2001 for the Intermediate Government Income and High Quality Bond Funds and for the period from inception through April 30, 2001 for the Short-Term Bond and Corporate Bond Funds.

PERFORMANCE AT-A-GLANCE


AVERAGE ANNUAL TOTAL RETURNS -- TRUST SHARES

                                                                                                                       10 YEARS/
AS OF APRIL 30, 2001                                              6 MONTHS+         1 YEAR           5 YEARS        LIFE OF FUND++
----------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund (INCEPTION DATE 12/30/91)                      5.00%            9.34%             5.92%            5.56%
 ..................................................................................................................................
Intermediate Government Income Fund (INCEPTION DATE 9/1/88)         5.87            11.30              6.64             6.58
 ..................................................................................................................................
Corporate Bond Fund (INCEPTION DATE 12/12/94)                       6.10            11.11              6.39             7.16
 ..................................................................................................................................
High Quality Bond Fund (INCEPTION DATE 12/14/90)                    5.97            11.48              6.83             7.46
----------------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS -- RETAIL B SHARES**


                            6 MONTHS      6 MONTHS        1 YEAR        1 YEAR
                         RETURNS BEFORE RETURNS AFTER RETURNS BEFORE RETURNS AFTER
                           CONTINGENT    CONTINGENT     CONTINGENT    CONTINGENT
                            DEFERRED      DEFERRED       DEFERRED      DEFERRED
                          SALES CHARGE  SALES CHARGE   SALES CHARGE  SALES CHARGE
AS OF APRIL 30, 2001        DEDUCTED+    DEDUCTED*+      DEDUCTED      DEDUCTED*
----------------------------------------------------------------------------------
Short-Term Bond Fund
(INCEPTION DATE 3/4/96)       4.51%        (0.49)%         8.29%        3.29%
----------------------------------------------------------------------------------
Intermediate Government
Income Fund
(INCEPTION DATE 11/1/98)      5.32          0.32          10.14         5.14
----------------------------------------------------------------------------------
High Quality Bond Fund
(INCEPTION DATE 3/4/96)       5.49          0.49          10.48         5.48
----------------------------------------------------------------------------------



                              5 YEAR         5 YEAR     LIFE OF FUND  LIFE OF FUND
                          RETURNS BEFORE RETURNS AFTER RETURNS BEFORE RETURNS AFTER
                            CONTINGENT    CONTINGENT     CONTINGENT    CONTINGENT
                             DEFERRED      DEFERRED       DEFERRED      DEFERRED
                           SALES CHARGE  SALES CHARGE   SALES CHARGE  SALES CHARGE
AS OF APRIL 30, 2001         DEDUCTED      DEDUCTED*      DEDUCTED      DEDUCTED*
-----------------------------------------------------------------------------------
Short-Term Bond Fund
(INCEPTION DATE 3/4/96)        4.99%         4.66%         4.67%          4.51%
-----------------------------------------------------------------------------------
Intermediate Government
Income Fund
(INCEPTION DATE 11/1/98)        N/A           N/A          3.85           2.73
-----------------------------------------------------------------------------------
High Quality Bond Fund
(INCEPTION DATE 3/4/96)        6.02          5.70          5.16           5.00
-----------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS -- RETAIL B SHARES***


                            6 MONTHS      6 MONTHS        1 YEAR        1 YEAR
                         RETURNS BEFORE RETURNS AFTER RETURNS BEFORE RETURNS AFTER
                           CONTINGENT    CONTINGENT     CONTINGENT    CONTINGENT
                            DEFERRED      DEFERRED       DEFERRED      DEFERRED
                          SALES CHARGE  SALES CHARGE   SALES CHARGE  SALES CHARGE
AS OF APRIL 30, 2001        DEDUCTED+    DEDUCTED*+      DEDUCTED      DEDUCTED*
----------------------------------------------------------------------------------
Short-Term Bond Fund
(INCEPTION DATE 3/4/96)       4.51%        (0.49)%        8.29%          3.29%
----------------------------------------------------------------------------------
Intermediate Government
Income Fund
(INCEPTION DATE 11/1/98)      5.32          0.32         10.14           5.14
----------------------------------------------------------------------------------
High Quality Bond Fund
(INCEPTION DATE 3/4/96)       5.49          0.49         10.48           5.48
----------------------------------------------------------------------------------



                              5 YEAR         5 YEAR     LIFE OF FUND  LIFE OF FUND
                          RETURNS BEFORE RETURNS AFTER RETURNS BEFORE RETURNS AFTER
                            CONTINGENT    CONTINGENT     CONTINGENT    CONTINGENT
                             DEFERRED      DEFERRED       DEFERRED      DEFERRED
                           SALES CHARGE  SALES CHARGE   SALES CHARGE  SALES CHARGE
AS OF APRIL 30, 2001         DEDUCTED      DEDUCTED*      DEDUCTED      DEDUCTED*
-----------------------------------------------------------------------------------
Short-Term Bond Fund
(INCEPTION DATE 3/4/96)        4.99%         4.49%          4.67%         4.35%
-----------------------------------------------------------------------------------
Intermediate Government
Income Fund
(INCEPTION DATE 11/1/98)        N/A           N/A           3.85          2.35
-----------------------------------------------------------------------------------
High Quality Bond Fund
(INCEPTION DATE 3/4/96)        6.02          5.54           5.16          4.85
-----------------------------------------------------------------------------------

+    Unannualized total returns.
++ Return figures shown are average annual total returns for the 10 years ended April 30, 2001 for the Intermediate Government Bond and High Quality Bond Funds and for the period from inception through April 30, 2001 for the Short-Term Bond and Corporate Bond Funds.
*    As if shares were redeemed at end of period.
** Retail B Shares purchased prior to January 1, 2001 are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year. The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively. Retail B Shares purchased prior to January 1, 2001 automatically convert to Retail A Shares after six years.
*** Retail B Shares purchased on or after January 1, 2001 are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year. The charge for Retail B Shares decreases to 4.00%, 4.00%, 4.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through seventh years, respectively. Retail B Shares purchased on or after January 1, 2001 automatically convert to Retail A Shares after eight years.

AVERAGE ANNUAL TOTAL RETURNS -- PRIME B SHARES**


                                6 MONTH          6 MONTH           1 YEAR            1 YEAR        LIFE OF FUND     LIFE OF FUND
                             RETURN BEFORE    RETURN AFTER      RETURN BEFORE     RETURN AFTER     RETURN BEFORE    RETURN AFTER
                              CONTINGENT       CONTINGENT        CONTINGENT        CONTINGENT       CONTINGENT       CONTINGENT
AS OF                       DEFERRED SALES   DEFERRED SALES    DEFERRED SALES    DEFERRED SALES   DEFERRED SALES   DEFERRED SALES
APRIL 30, 2001             CHARGE DEDUCTED+ CHARGE DEDUCTED*+  CHARGE DEDUCTED  CHARGE DEDUCTED*  CHARGE DEDUCTED CHARGE DEDUCTED*
----------------------------------------------------------------------------------------------------------------------------------
High Quality Bond Fund
(INCEPTION DATE 11/1/98)         5.47%            0.47%            10.44%             5.44%            3.26%            2.16%
----------------------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS -- BKB SHARES

AS OF APRIL 30, 2001                             6 MONTHS+         LIFE OF FUND+
--------------------------------------------------------------------------------
Short-Term Bond Fund
(INCEPTION DATE 6/19/00)                          4.99%                8.08%
--------------------------------------------------------------------------------
Intermediate Government Income Fund
(INCEPTION DATE 6/19/00)                          5.82                 9.30
--------------------------------------------------------------------------------
High Quality Bond Fund
(INCEPTION DATE 6/19/00)                          5.93                 9.56
--------------------------------------------------------------------------------

+    Unannualized total returns.
*    As if shares were redeemed at end of period.
** Prime B Shares are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year. The charge for Prime B Shares decreases to 4.00%, 4.00%, 4.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through seventh years, respectively. Prime B Shares convert to Prime A Shares after eight years.


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY WITH MARKET CONDITIONS SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE INVESTMENT ADVISOR AND/OR ITS AFFILIATES AND/OR THE ADMINISTRATOR IS PRESENTLY WAIVING FEES AND/OR REIMBURSING EXPENSES AND MAY REVISE OR DISCONTINUE SUCH PRACTICE AT ANY TIME. WITHOUT SUCH WAIVERS AND/OR REIMBURSEMENTS, PERFORMANCE WOULD BE LOWER. TOTAL RETURN FIGURES IN THIS REPORT INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND INCLUDE THE DEDUCTION OF ANY SALES CHARGES, WHERE APPLICABLE, UNLESS OTHERWISE INDICATED.

[BEGIN SIDEBAR]
[LOGO OMITTED - GALAXY FUNDS]

THE TAXABLE BOND PORTFOLIO MANAGEMENT TEAM OF FLEET INVESTMENT ADVISORS INC. MANAGES THE SHORT-TERM BOND FUND.
[END SIDEBAR]

PORTFOLIO REVIEWS

GALAXY SHORT-TERM BOND FUND

BY THE TAXABLE BOND PORTFOLIO
MANAGEMENT TEAM
      With short-term interest rates falling over the past six months ending April 30, 2001 and the yield curve steepening, the Galaxy Short-Term Bond Fund benefited from its emphasis on maturities that enjoyed especially strong price gains, as well as from yields that were particularly attractive in this market climate. These positive contributions helped the Fund earn favorable total returns versus its market benchmarks for the reporting period.
      For the six months ended April 30, 2001, the Fund's Trust Shares earned a total return of 5.00% and its Retail A Shares had a total return of 4.88% before deducting the 4.75% maximum front-end sales charge. Over the same time, the Fund's Retail B Shares had a total return of 4.51% before deducting the maximum 5.00% contingent deferred sales charge, and BKB Shares of the Fund had a total return of 4.99%. (Please see the chart on page 3 for total returns after deducting the front-end sales charge and the charts on page 4 for returns after deducting the contingent deferred sales charge.)
      During this six-month period, the average short-term investment grade bond fund tracked by Lipper Inc. ("Lipper") earned a total return of 5.01%, and the Lehman Brothers One-to-Three-Year Government Index had a total return of 5.37%.
      On April 30, 2001, when the reporting period ended, the Fund's Trust Shares had a 30-day Securities & Exchange Commission ("SEC") annualized yield of 4.76%. On the same date, the 30-day SEC annualized yields for Retail A Shares, Retail B Shares and BKB Shares of the Fund were 4.32%, 3.86%, and 4.71%, respectively.

ENHANCING YIELD AS RATES FELL
      As the decline in short-term yields outpaced the drop in long-term yields at the end of 2000, the Galaxy Short-Term Bond Fund enjoyed relatively robust returns from holdings with maturities of two to three years - where the price gains were particularly strong. Of added help was the Fund's continued emphasis on investments with high credit quality. These investments outperformed as investors became increasingly concerned that slower economic growth would harm corporate earnings and credit ratings. Increased investments in asset-backed and mortgage-backed securities, which enjoyed attractive yields, further enhanced the Fund's total returns.
      When the spreads between yields on Treasuries and other fixed income issues narrowed in the first months of 2001, the Fund benefited from the addition of high-quality corporate bonds. These included top issues in the telecommunications and auto sectors. During this time, we also increased investments in asset-backed securities. To purchase these issues, as well as selected corporate bonds, the proceeds from maturing mortgage-backed securities and the sale of Treasury bonds were used. As the short end of the yield curve continued to steepen late in the reporting period, we focused our attention on maturities of three to five years in order to take advantage of the incremental increase in yields offered by those issues.

PLANNING FOR TIGHTER YIELD SPREADS
      Although short-term interest rates may fall further in coming months, we believe we have seen most of the rate decline and gains in bond prices. This is particularly true for longer maturities, where yields have been rising. We plan, therefore, to continue emphasizing investments with maturities of two to five years, which still offer attractive yields without significant price risk. Expecting that investment performance will now result largely from a further tightening in yield spreads, we will likely continue looking for opportunities to add high-quality corporate securities.

PORTFOLIO REVIEWS

GALAXY SHORT-TERM BOND FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF APRIL 30, 2001

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CORPORATE NOTES AND BONDS                       27%
U.S.GOVERNMENT AND AGENCY OBLIGATIONS           27%
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES     19%
REPURCHASE AGREEMENT                            14%
COMMERCIAL PAPER, CERTIFICATE OF DEPOSIT &
  NET OTHER ASSETS AND LIABILITIES               6%
FOREIGN BONDS                                    4%
MUNICIPAL SECURITIES                             3%

GALAXY SHORT-TERM BOND FUND
GROWTH OF $10,000 INVESTMENT*

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        Lehman Brothers                                    Retail B Shares -     Retail B Shares -
                       One to Three Year                                    Purchased Prior    Purchased on or after
                     Government Bond Index  Trust Shares  Retail A Shares  to January 1, 2001     January 1, 2001     BKB Shares

12/30/91                   $10,000             $10,000        $ 9,525
10/31/92                    10,552              10,521         10,020
10/31/93                    11,178              11,256         10,720
10/31/94                    11,315              11,181         10,647
03/04/96                    12,327              12,249         11,635            $10,000             $10,000
10/31/96                    12,927              12,850         12,173              9,618               9,717
10/31/97                    13,921              13,592         12,859             10,264              10,325
10/31/98                    14,971              14,501         13,684             11,037              10,937
10/31/99                    15,450              14,888         14,016             11,238              11,140
06/19/00                    15,957              15,363         14,439             11,514              11,533             $10,000
10/31/00                    16,340              15,787         14,823             11,914              11,817              10,294
04/30/01                    17,304              16,577         15,546             12,556              12,456              10,808

*SINCE INCEPTION ON 12/30/91 FOR TRUST AND RETAIL A SHARES. SINCE INCEPTION ON
 3/4/96 FOR RETAIL B SHARES. SINCE INCEPTION ON 6/19/00 FOR BKB SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 4.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES PURCHASED PRIOR TO JANUARY 1, 2001 REFLECT THE DEDUCTION OF THE 1.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE SIXTH YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON APRIL 30, 2001. PERFORMANCE FIGURES FOR RETAIL B SHARES PURCHASED ON OR AFTER JANUARY 1, 2001, REFLECT THE DEDUCTION OF THE 2.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE SIXTH YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON APRIL 30, 2001. THE LEHMAN BROTHERS ONE TO THREE YEAR GOVERNMENT BOND INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

[BEGIN SIDEBAR]
[PHOTO OMITTED - MARIE SCHOFIELD]

MARIE SCHOFIELD BECAME MANAGER OF THE GALAXY INTERMEDIATE GOVERNMENT INCOME FUND IN DECEMBER OF 1996. SHE HAS MANAGED FIXED INCOME INVESTMENTS SINCE 1975.

[END SIDEBAR]

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND

BY MARIE SCHOFIELD
PORTFOLIO MANAGER
      As the yield curve steepened over the six months ended April 30, 2001, the Galaxy Intermediate Government Income Fund benefited from added attention to intermediate-term issues, whose price gains were particularly strong. Of further help was our careful management of weightings in government, corporate, and asset-backed securities.
      For the six months ended April 30, 2001, the Fund's Trust Shares had a total return of 5.87%. Over the same time, the Fund's Retail A Shares had a total return of 5.72% before deducting the maximum 4.75% front-end sales charge, Retail B Shares had a total return of 5.32% before deducting the maximum 5.00% contingent deferred sales charge, and BKB Shares had a total return of 5.82%. (Please see the chart on page 3 for total returns after deducting the front-end sales charge and the charts on page 4 for total returns after deducting the contingent deferred sales charge.)
      Those returns compare with a total return of 5.58% for the average intermediate U.S. government bond fund tracked by Lipper, 6.22% for the Lehman Brothers Aggregate Bond Index, and a total return of 6.44% for the Lehman Brothers Intermediate Government/Credit Bond Index. As of April 30, 2001, the 30-day SEC annualized yields for the Fund's Trust Shares, Retail A Shares, Retail B Shares, and BKB Shares were 4.96%, 4.45%, 3.88%, and 4.86%, respectively.

A CHANGE IN MATURITIES AND ASSET MIX
      When the reporting period began on November 1, 2000, the duration of the Fund's investments was slightly longer than that for the Lehman benchmarks. At that time, we were shifting from a "barbelled" approach emphasizing short- and long-term issues to a greater focus on intermediate-term issues - a strategy that helped the Fund outperform in the final months of 2000. A reduction in holdings of corporate bonds, especially debt of companies with added sensitivity to an economic slowdown, in favor of Treasuries and issues of U.S. Government agencies further enhanced total returns, as government issues were the best performers at this time.
      As short- and intermediate-term interest rates fell in the first months of 2001, investors quickly recognized the improving longer-term outlook for corporate bonds. As a result, risk premiums narrowed sharply in the first quarter, with

PORTFOLIO REVIEWS

the lower-quality sectors of the corporate market benefiting the most. While the addition of corporates and agencies generated positive total returns, our emphasis on the higher-quality issues hampered total returns relative to the Fund's benchmarks. Within the corporate sector, we added to issues of financial firms, which have historically outperformed when the yield curve has steepened and short-term rates have declined. We also purchased bonds of energy and utility companies that should benefit from an economic recovery.

SHORTENED DURATION POSITIONING

      In late December 2000, the Fund's duration was shortened to neutral versus the benchmarks, as long-term Treasury yields dipped toward 5.25%. The decline in interest rates, combined with somewhat higher inflation measures, caused real yields to plummet below the 3.00% level. Under our Active Duration Discipline, we do not consider bond prices attractive at this level. The Fed's aggressive monetary policy initiatives, along with recent tax cuts, should begin to both stabilize and stimulate economic growth going forward. Inflation concerns have also surfaced with higher costs for energy, medical care, and housing all under scrutiny. Further, productivity improvements have ebbed with economic activity and now provide less of an offset for inflation. We believe, therefore, that interest rates are bottoming at this time and may rise in the second half of 2001. As a result, we expect to move to a short duration position relative to the benchmarks at some point this year and initiate a more neutral curve positioning. In the meantime, we plan to continue to add to corporate bonds and attractively priced holdings in mortgage-backed securities.

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF APRIL 30, 2001

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. GOVERNMENT AND AGENCY OBLIGATIONS          42%
MORTGAGE-BACKED SECURITIES                      25%
CORPORATE NOTES AND BONDS                       16%
ASSET-BACKED SECURITIES                          9%
FOREIGN BONDS                                    4%
MUNICIPAL SECURITY, REPURCHASE AGREEMENT &
  NET OTHER ASSETS AND LIABILITIES               4%

GALAXY INTERMEDIATE GOVERNMENT INCOME FUND
GROWTH OF $10,000 INVESTMENT*

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                              Lehman Brothers
            Lehman Brothers     Intermediate                                   Retail B Shares -     Retail B Shares -
               Aggregate         Government                                     Purchased Prior    Purchased on or after
               Bond Index    Credit Bond Index  Trust Shares  Retail A Shares  to January 1, 2001     January 1, 2001     BKB Shares
09/01/88       $10,000            $10,000          $10,000        $ 9,525
10/31/88        10,419             10,400           10,390          9,895
10/31/89        11,658             11,663           11,451         10,907
10/31/90        12,394             12,305           11,687         11,132
10/31/91        14,354             14,195           13,482         12,841
10/31/92        15,766             15,688           14,958         14,247
10/31/93        17,637             17,827           16,014         15,316
10/31/94        16,990             17,000           15,310         14,639
10/31/95        19,649             19,747           17,329         16,520
10/31/96        20,797             20,813           18,022         17,111
10/31/97        22,647             22,647           19,376         18,365
10/31/98        24,761             24,974           20,732         20,059           $10,000             $10,000
10/31/99        24,893             24,808           21,038         19,836             9,353               9,353
06/19/00        25,759             25,673           21,841         20,558             9,756               9,756           $10,000
10/31/00        26,711             26,576           22,572         21,226            10,053              10,053            10,340
04/30/01        28,372             28,232           23,898         22,440            10,695              10,597            10,930


*SINCE INCEPTION ON 9/1/88 FOR TRUST AND RETAIL A SHARES. SINCE INCEPTION ON
 11/1/98 FOR RETAIL B SHARES. SINCE INCEPTION ON 6/19/00 FOR BKB SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 4.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES PURCHASED PRIOR TO JANUARY 1, 2001 REFLECT THE DEDUCTION OF THE 3.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE THIRD YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON APRIL 30, 2001. PERFORMANCE FIGURES FOR RETAIL B SHARES PURCHASED ON OR AFTER JANUARY 1, 2001 REFLECT THE DEDUCTION OF THE 4.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE THIRD YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON APRIL 30, 2001. THE LEHMAN BROTHERS AGGREGATE BOND INDEX AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX ARE UNMANAGED INDICES IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDICES DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

[BEGIN SIDEBAR]
[PHOTO OMITTED - DAVID LINDSAY]

DAVID LINDSAY HAS MANAGED THE GALAXY CORPORATE BOND FUND SINCE ITS INCEPTION IN DECEMBER OF 1994. HE HAS MANAGED OTHER FIXED INCOME PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC. SINCE 1986.
[END SIDEBAR]

PORTFOLIO REVIEWS

GALAXY CORPORATE BOND FUND
BY DAVID LINDSAY
PORTFOLIO MANAGER
      In a climate of falling short-term interest rates, a widening gap between short and long-term interest rates and anticipated improvements in the economy, the Galaxy Corporate Bond Fund benefited from a well-diversified mix of investments that emphasized corporate bonds and intermediate maturities. The focus on such holdings, which generally outperformed for the six-month reporting period, helped the Fund earn attractive total returns that were largely in line with its market benchmarks.
      For the six months ended April 30, 2001, Trust Shares of the Galaxy Corporate Bond Fund earned a total return of 6.10%. That compares to total returns of 5.93% for the average intermediate investment-grade bond fund tracked by Lipper and 6.44% for the Lehman Brothers Intermediate Government/Credit Bond Index. At the end of the period, the Fund's Trust Shares had a 30-day SEC annualized yield of 5.03%.

FOCUS ON HIGH-QUALITY, INTERMEDIATE ISSUES
      As signs of an economic slowdown emerged at the end of 2000, and corporate bonds generally underperformed issues with higher credit quality, the Fund benefited from sizable investments in Treasury bonds, mortgage-backed securities, asset-backed securities, and issues of U.S. government agencies. Of added help was our continuous emphasis on intermediate maturities, which enjoyed stronger price gains as interest rates fell, as well as a focus on those corporates with better credit ratings. To give the Fund further protection from a weakening economy, we reduced positions in corporates from economically sensitive sectors.
      As intermediate-maturity bonds continued to outperform in the first months of 2001, the Fund enjoyed added benefit from its increased emphasis on this maturity sector. With a brighter economic outlook promised by the first cuts in interest rates in early January, we took advantage of the strong relative performance of corporate bonds by taking profits in issues that had experienced significant price gains during this period.
      Recognizing that further economic uncertainty lies ahead, we used the proceeds from those sales, and new money that came into the Fund, to buy Treasury bonds. We also added high-quality corporate issues from the banking, energy, food and construction sectors. Holdings in high-quality Yankee bonds, which are dollar-denominated obligations issued in the U.S. by foreign entities, were also increased. In purchasing corporates, we gave even greater attention to issues with strong credit quality.

CORPORATES STILL VULNERABLE
      By the end of the reporting period, the Fund had a greater weighing in Treasury bonds and Yankee bonds and had reduced its weightings in corporate bonds and asset-backed and mortgage-backed securities. Although we feel that corporates are still vulnerable to economic uncertainty, we expect to continue watching for individual opportunities in these bonds that may arise from near-term market fluctuations. With yields on mortgages and mortgage-backed securities now higher versus short-term notes, we may also look for opportunities in the mortgage sector.

PORTFOLIO REVIEWS

GALAXY CORPORATE BOND FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF APRIL 30, 2001

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CORPORATE NOTES AND BONDS                       62%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS          28%
REPURCHASE AGREEMENT                             5%
FOREIGN BOND, ASSET-BACKED SECURITIES &
  NET OTHER ASSETS AND LIABILITIES               5%

GALAXY CORPORATE BOND FUND
GROWTH OF $10,000 INVESTMENT*

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               Lehman Brothers
          Intermediate Government/
              Credit Bond Index         Trust Shares

12/12/94         $10,000                  $10,000
10/31/95          11,637                   11,385
10/31/96          12,265                   11,954
10/31/97          13,345                   12,858
10/31/98          14,717                   14,011
10/31/99          14,619                   13,896
10/31/00          15,661                   14,686
04/30/01          16,637                   15,550

*SINCE INCEPTION ON 12/12/94. THE LEHMAN BROTHERS INTERMEDIATE
 GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

[BEGIN SIDEBAR]
PHOTO OMITTED - MARIE SCHOFIELD

MARIE SCHOFIELD HAS MANAGED THE GALAXY HIGH QUALITY BOND FUND SINCE MARCH OF 1996. SHE HAS MANAGED FIXED INCOME INVESTMENTS SINCE 1975.
[END SIDEBAR]

GALAXY HIGH QUALITY BOND FUND

BY MARIE SCHOFIELD
PORTFOLIO MANAGER
      At a time when corporate bonds and intermediate-term issues outperformed, the Galaxy High Quality Bond Fund benefited from increased investments in these sectors. For the six months ended April 30, 2001, the Fund's Trust Shares earned a total return of 5.97%. Over the same time, its Retail A Shares had a total return of 5.83% before deducting the maximum 4.75% front-end sales charge, and its Retail B shares had a total return of 5.49% before deducting the maximum 5.00% contingent deferred sales charge. For the same reporting period, the Fund's Prime A Shares had a total return of 5.85% before deducting the maximum 4.75% front-end sales charge, its Prime B Shares had a total return of 5.47% before deducting the maximum 5.00% contingent deferred sales charge, and its BKB Shares had a total return of 5.93%. (Please see the charts on page 3 for total returns after deducting the applicable front-end sales charge and the charts on pages 4 and 5 for total returns after deducting the applicable contingent deferred sales charge.)
      Over the same six-month period, the average A-rated corporate bond fund tracked by Lipper had a total return of 5.91%, and the Lehman Brothers Government/Credit Bond Index had a total return of 6.23%. On April 30, 2001, the 30-day SEC annualized yields for the Fund's Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares and BKB Shares were 5.14%, 4.67%, 4.22%, 4.92%, 4.14%, and 5.07%, respectively.

CORPORATE WEIGHTING ADJUSTED FOR OUTLOOK
      When the reporting period began in November 2000, the Fund's investments had a duration slightly longer than its market benchmark. In addition, we shifted away from a "barbelled" maturity structure emphasizing short-term maturities and long-term issues to a "bulleted" structure focusing on intermediate-term securities. In addition to offering good value, the repositioning reflected our expectations that the Fed would soon cut interest rates, specifically benefiting intermediate-term issues. We also began to reduce corporate debt in favor of Treasuries and issues of U.S. government agencies, due to our expectation that a slowing U.S. economy would put pressure on profit margins, balance sheets, and credit quality in general. Both of these strategies, which we maintained in the final months of 2000, helped enhance the Fund's total returns. In selling corporates, we focused on issues from the telephone, technology, auto and utility sectors and maintained this underweight through year-end.

PORTFOLIO REVIEWS

      Investor enthusiasm turned quickly in the first months of 2001, however, in response to the unexpected and dramatic Fed monetary policy easing that began on January 3. As the Fed signaled that a large easing cycle was underway, improving the longer-term outlook for corporate bonds, we increased our emphasis on intermediate-term issues and began to take advantage of new investment opportunities in corporates while maintaining a cautious and conservative approach with regard to security selection. In addition to bonds of financial firms, which have historically outperformed when the yield curve steepens and short-term interest rates fall, we added attractive issues of energy and utility companies and high-quality industrial names. The best performing sectors during this time, however, were those that underperformed the most during the year 2000
- triple-B-rated and high yield issues. As a result of our emphasis on high-quality names, Fund total returns fell somewhat behind those of the benchmark. With prices for corporate bonds still attractive versus other issues, we plan to continue to add corporate names and work toward an overweighted position in this sector.

DURATION SHORTENED AS RATES FELL
      As yields for long-term Treasury bonds dropped through 5.40% in late December of 2000, we shortened our duration positioning to neutral relative to the benchmark. With lower interest rates and higher inflation, real yields for long-term Treasuries fell below 3.00%. Under our Active Duration Discipline, we do not consider bond prices attractive at this level. Inflation now seems to have re-appeared as a concern due to its failure to slow with economic activity. Productivity improvements are also easing, adding to our cautiousness. With the bulk of Fed moves behind us and tax cuts likely to provide additional stimuli in the second half of 2001, rate declines will be harder to come by absent a recession. At the same time, inflation may have a higher floor once economic momentum improves. As a result, we expect to move to a short duration position relative to the Fund's benchmark at some point this year.

GALAXY HIGH QUALITY BOND FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF APRIL 30, 2001

CORPORATE NOTES AND BONDS                               36%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS                  34%
MORTGAGE-BACKED SECURITIES                              12%
ASSET-BACKED SECURITIES                                  9%
FOREIGN BONDS                                            6%
MUNICIPAL SECURITIES, REPURCHASE AGREEMENT &
  NET OTHER ASSETS AND LIABILITIES                       3%

GALAXY HIGH QUALITY BOND FUND
GROWTH OF $10,000 INVESTMENT*

           Lehman Brothers                                  Retail B Shares -    Retail B Shares -
          Government/Credit                                Purchased prior to  Purchased on or after  Prime A   Prime B
              Bond Index     Trust Shares  Retail A Shares   January 1, 2001      January 1, 2001     Shares    Shares    BKB Shares

12/14/90       $10,000         $10,000         $ 9,525
10/31/91        11,291          11,003          10,480
10/31/92        12,478          12,139          11,562
10/31/93        14,180          14,037          13,368
10/31/94        13,522          12,859          12,244
03/04/96        15,707          15,259          14,505           $10,000             $10,000
10/31/96        16,554          15,939          15,120             9,626               9,626
10/31/97        18,013          17,271          16,362            10,483              10,483
10/31/98        19,864          19,084          18,056            11,641              11,541           $ 9,525   $10,000
10/31/99        19,732          18,602          17,576            11,266              11,170             9,269     9,197
06/19/00        20,420          19,272          18,187            11,726              11,619             9,590     9,588    $10,000
10/31/00        21,139          19,955          18,813            12,095              11,999             9,918     9,903     10,353
04/30/01        22,456          21,147          19,909            12,863              12,764            10,498    10,548     10,956

*SINCE INCEPTION ON 12/14/90 FOR TRUST AND RETAIL A SHARES. SINCE INCEPTION ON
 3/4/96 FOR RETAIL B SHARES. SINCE INCEPTION ON 11/1/98 FOR PRIME A AND PRIME B SHARES. SINCE INCEPTION ON 6/19/00 FOR BKB SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES AND PRIME A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 4.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES PURCHASED PRIOR TO JANUARY 1, 2001 REFLECT THE DEDUCTION OF THE 1.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE SIXTH YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON APRIL 30, 2001. PERFORMANCE FIGURES FOR RETAIL B SHARES PURCHASED ON OR AFTER JANUARY 1, 2001 AND PRIME B SHARES REFLECT THE DEDUCTION OF THE 2.00% AND 3.00%, RESPECTIVELY, CONTINGENT DEFERRED SALES CHARGES (APPLICABLE TO SHARES REDEEMED DURING THE SIXTH AND THIRD YEARS AFTER PURCHASE, RESPECTIVELY), AS IF SHARES WERE REDEEMED ON APRIL 30, 2001. THE LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDICES DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

SHAREHOLDER SERVICES

AUTOMATIC INVESTMENT PROGRAM

The Golden Rule of investing is "pay yourself first." That is easy to do with Galaxy's Automatic Investment Program. For as little as $50 per month deducted directly from your checking, savings or bank money market account, you can consistently and conveniently add to your Galaxy investment. When you establish an Automatic Investment Program, the $2,500 initial investment requirement for Galaxy is waived. Of course, such a program does not assure a profit and does not protect against loss in a declining market.

DIVERSIFICATION

A fundamental investment practice is "diversification." A well-balanced asset allocation plan may help to control your risk while you pursue your goals. Many mutual funds offer a low-cost way to diversify your investments while you benefit from professional management. Galaxy's comprehensive array of investment choices can be used in combination to match the needs of most shareholders.

EXCHANGE PRIVILEGES

As your investment needs change, you can conveniently exchange your shares in one Fund for shares in another Fund at no cost (as long as you exchange within the same share class). Please see the Funds' prospectus for details on this service.

CONSOLIDATED STATEMENTS

If you hold your shares directly with the Galaxy Funds, you will receive a consolidated statement from Galaxy on a quarterly basis. If your shares are held in a brokerage account, your Galaxy Funds will appear on your brokerage statement.

YOUR FINANCIAL ADVISOR

Your financial advisor can discuss the Galaxy Funds with you and how they may help you to achieve your financial goals. Please see your financial advisor if you have any questions about this report or about your account.

24-HOUR ACCESS TO ACCOUNT INFORMATION

24 hours a day, seven days a week, our toll-free telephone lines offer round-the-clock access to Fund information and services. Call toll-free 1-877-BUY-GALAXY (1-877-289-4252) for information on initial purchases and current performance.


--------------------------------------------------------------------------------

CERTAIN SHAREHOLDER SERVICES MAY NOT BE AVAILABLE TO TRUST, PRIME A AND PRIME B SHARE INVESTORS. PLEASE CONSULT YOUR FUND PROSPECTUS. SHARES OF THE FUNDS ARE DISTRIBUTED THROUGH PFPC DISTRIBUTORS, INC., MEMBER NASD AND SIPC.

[BEGIN SIDEBAR]
"A WELL-BALANCED ASSET ALLOCATION PLAN MAY HELP TO CONTROL YOUR RISK WHILE YOU PURSUE YOUR GOALS."
[END SIDEBAR]

SHORT-TERM BOND FUND

PORTFOLIO OF INVESTMENTS
APRIL 30, 2001 (UNAUDITED)


   PAR VALUE                                             VALUE
  ----------                                           ---------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 27.35%


                FEDERAL HOME LOAN MORTGAGE CORPORATION - 6.84%

 $   22,001     8.00%, 01/01/02, Pool #200064....  $      22,069
  1,200,000     6.25%, 07/15/04..................      1,240,500
  2,492,550     7.00%, 08/15/09, Series #1880
                Class K, CMO.....................      2,526,025
  1,557,445     7.50%, 09/01/15, Pool #E81452....      1,607,564
     37,350     7.00%, 05/01/19, Pool #D29158....         38,360
    573,229     6.50%, 11/15/23, Series #2008
                Class A, CMO.....................        582,721
  2,287,280     8.50%, 07/01/30, Pool #C40561....      2,398,785
                                                   -------------
                                                       8,416,024
                                                   -------------

                U.S. TREASURY NOTES - 6.68%

  1,000,000     5.88%, 11/15/04..................      1,036,240
  1,750,000     6.75%, 05/15/05..................      1,871,468
  5,130,000     5.75%, 11/15/05..................      5,309,550
                                                   -------------
                                                       8,217,258
                                                   -------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.52%

  2,000,000     5.75%, 04/15/03..................      2,040,400
    103,193     8.95%, 05/25/03, Series 1998-10
                Class B, CMO.....................        104,644
    170,000     6.50%, 08/15/04..................        177,038
    606,635     6.50%, 03/01/12, Pool #313409....        612,889
    759,952     6.00%, 01/01/14, Pool #482523....        753,774
  2,082,344     8.00%, 05/01/15, Pool #357074....      2,160,431
  2,108,772     7.50%, 08/01/15, Pool #253390....      2,173,996
                                                   -------------
                                                       8,023,172
                                                   -------------

                FEDERAL HOME LOAN BANK - 3.40%

  4,000,000     6.88%, 08/15/03..................      4,180,000
                                                   -------------

                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.27%

  1,132,911     6.50%, 09/15/13, Pool #476201....      1,152,023
    731,013     7.00%, 11/15/13, Pool #780921....        751,569
    202,561     7.00%, 04/15/29, Pool #458548....        204,650
    604,958     7.00%, 04/15/29, Pool #458549....        611,195
     76,717     7.00%, 08/15/29, Pool #509742....         77,508
                                                   -------------
                                                       2,796,945
                                                   -------------

                FEDERAL FARM CREDIT BANK - 1.64%

  2,000,000     6.10%, 09/24/01, MTN.............      2,010,320
                                                   -------------
                TOTAL U.S. GOVERNMENT AND AGENCY
                OBLIGATIONS .....................     33,643,719
                                                   -------------
                (Cost $33,149,483)


   PAR VALUE                                              VALUE
  ----------                                           ---------

CORPORATE NOTES AND BONDS - 27.18%


                AUTOMOBILE FINANCE - 7.00%

 $1,000,000     Associates Corp. of North America
                Senior Note
                5.50%, 02/15/02..................  $   1,008,750
  2,500,000     Associates Corp. of North America
                Senior Note
                5.75%, 11/01/03..................      2,518,750
  2,500,000     Ford Motor Credit Co.
                6.88%, 02/01/06..................      2,546,875
  2,500,000     General Motors Acceptance Corp., MTN
                6.38%, 01/30/04..................      2,537,500
                                                   -------------
                                                       8,611,875
                                                   -------------

                COMMUNICATIONS - 6.88%

  1,750,000     AOL Time Warner, Inc.
                6.13%, 04/15/06..................      1,743,437
  1,250,000     France Telecom
                7.20%, 03/01/06 (A)..............      1,278,125
  1,500,000     Qwest Corp.
                7.63%, 06/09/03..................      1,558,125
  1,250,000     Sprint Capital Corp., MTN
                5.68%, 11/15/01 (B)..............      1,251,050
  2,500,000     Vodafone Group Plc, Yankee
                7.63%, 02/15/05..................      2,631,250
                                                   -------------
                                                       8,461,987
                                                   -------------

                FINANCE - 6.15%

  1,600,000     General Electric Capital Corp.
                Series A, MTN
                5.38%, 01/15/03..................      1,612,000
    255,000     General Electric Capital Corp.
                Series A, MTN
                6.81%, 11/03/03..................        265,200
    515,000     General Electric Capital Corp.
                Series A, MTN
                7.25%, 05/03/04..................        543,969
  1,600,000     Morgan Stanley Dean Witter Co.
                6.10%, 04/15/06..................      1,596,000
  2,000,000     Verizon Global Funding Corp.
                6.75%, 12/01/05 (A)..............      2,057,500
  1,500,000     Wells Fargo & Co.
                5.23%, 09/15/01 (B)..............      1,502,670
                                                   -------------
                                                       7,577,339
                                                   -------------

                CONSUMER STAPLES - 1.83%

  1,250,000     Kellogg Co.
                6.00%, 04/01/06 (A)..............      1,240,625
  1,000,000     Pepsi Bottling Holdings, Inc.
                5.38%, 02/17/04 (A)..............      1,005,000
                                                   -------------
                                                       2,245,625
                                                   -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       13

SHORT-TERM BOND FUND

APRIL 30, 2001 (UNAUDITED)


   PAR VALUE                                              VALUE
  ----------                                           ---------


                INDUSTRIAL - 1.63%

 $2,000,000     Caterpillar Financial Services Corp.
                Series F, MTN
                5.47%, 09/12/01..................  $   2,010,000
                                                   -------------

                ENERGY - 1.59%

  1,800,000     Phillips Petroleum Co.
                8.50%, 05/25/05..................      1,957,500
                                                   -------------

                UTILITIES - 1.25%

  1,500,000     Public Service Electric & Gas
                Series A, MTN
                7.19%, 09/06/02..................      1,537,500
                                                   -------------

                BASIC MATERIALS - 0.85%

  1,000,000     International Paper Co.
                8.00%, 07/08/03..................      1,042,500
                                                   -------------
                TOTAL CORPORATE NOTES AND BONDS .     33,444,326
                                                   -------------
                (Cost $32,948,002)

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 19.15%

    112,538     Centrex Auto Trust
                Series 1996-A, Class A
                6.75%, 10/15/04 (A)..............        114,069
  2,000,000     Chase Manhattan Auto Owner Trust
                Series 2000-A, Class A-4
                6.26%, 06/15/07..................      2,052,380
     90,953     CIT RV Owner Trust
                Series 1995-A, Class A
                6.25%, 01/15/11..................         92,012
  5,000,000     DaimlerChrysler Auto Trust
                Series 2000-A, Class A-3
                7.09%, 12/06/03..................      5,118,750
  1,500,000     Discover Card Master Trust I
                Series 1999-1, Class A
                5.30%, 08/15/04..................      1,507,020
  2,500,000     Ford Credit Auto Owner Trust
                Series 2000-D, Class A-3
                7.15%, 12/15/03..................      2,542,950
  2,100,000     Honda Auto Receivables Owner Trust
                Series 2001-1, Class A-4
                5.56%, 06/19/06..................      2,107,203
    349,040     Norwest Asset Securities Corp.
                Series 1997-17, Class A1, CMO
                6.75%, 11/25/27..................        349,040
  5,000,000     PNC Student Loan Trust I
                Series 1997-2, Class A-5
                6.53%, 01/25/03..................      5,075,225
    458,172     Prudential Home Mortgage Securities
                Series 1993-38, Class A-3, CMO
                6.15%, 09/25/23..................        460,747


   PAR VALUE                                              VALUE
  ----------                                           ---------


ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (CONTINUED)

 $  428,773     Prudential Home Mortgage Securities
                Series 1996-7, Class A-1, CMO
                6.75%, 06/25/11..................  $     430,780
    394,222     Ryland Mortgage Securities Corp.
                Series 1993-3, Class 2-E, CMO
                6.71%, 08/25/08..................        398,657
    750,000     Sears Credit Account Master Trust
                Series 1996-4, Class A
                6.45%, 10/16/06..................        759,375
  2,500,000     Standard Credit Card Master Trust
                Series 1993-2, Class A
                5.95%, 10/07/04..................      2,539,050
     16,607     University Support Services, Inc.
                Series 1993-A, Class B
                6.95%, 08/20/08 (B)..............         16,844
                                                   -------------
                TOTAL ASSET-BACKED
                AND MORTGAGE-BACKED
                SECURITIES ......................     23,564,102
                                                   -------------
                (Cost $23,090,794)

FOREIGN BONDS - 3.63%

  1,000,000     Inter-American Development Bank, MTN
                5.38%, 01/18/06 (C)..............      1,001,250
  1,000,000     Nestle Holdings Plc
                5.00%, 12/08/03 (D)..............        997,700
  2,500,000     Province of Quebec
                5.50%, 04/11/06 (C)..............      2,462,500
                                                   -------------
                TOTAL FOREIGN BONDS .............      4,461,450
                                                   -------------
                (Cost $4,437,650)

MUNICIPAL SECURITIES - 3.44%


                CALIFORNIA - 3.26%

  4,000,000     Carondelet Health Systems Revenue
                6.25%, 07/01/01
                Insured: MBIA....................      4,011,040
                                                   -------------

                PENNSYLVANIA - 0.18%

    205,000     Pennsylvania Housing Finance Agency,
                Single Family Mortgages, Series C
                7.00%, 10/01/06
                Insured: FHA.....................        214,994
                                                   -------------
                TOTAL MUNICIPAL SECURITIES ......      4,226,034
                                                   -------------
                (Cost $4,204,887)

COMMERCIAL PAPER (E) - 2.67%

  3,300,000     President & Fellows Harvard College
                4.33%, 05/29/01..................      3,288,886
                                                   -------------
                TOTAL COMMERCIAL PAPER ..........      3,288,886
                                                   -------------
                (Cost $3,288,886)


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       14

SHORT-TERM BOND FUND

APRIL 30, 2001 (UNAUDITED)


   PAR VALUE                                              VALUE
  ----------                                           ---------



CERTIFICATE OF DEPOSIT - 2.07%

 $2,500,000     Mercantile Safe Deposit & Trust
                7.40%, 04/03/02..................  $   2,553,125
                                                   -------------
                TOTAL CERTIFICATE OF DEPOSIT ....      2,553,125
                                                   -------------
                (Cost $2,500,000)

REPURCHASE AGREEMENT - 13.53%

 16,643,000     Repurchase Agreement with:
                Credit Suisse First Boston
                4.50%, Due 05/01/2001, dated 04/30/2001,
                Repurchase Price $16,645,080
                (Collaterized by U.S. Treasury
                Bonds & Notes, 5.63% - 8.38%,
                Due 08/15/2001 - 11/15/2027;
                Total Par $16,279,418
                Market Value $16,975,920)........     16,643,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......     16,643,000
                                                   -------------
                (Cost $16,643,000)
TOTAL INVESTMENTS - 99.02%.......................    121,824,642
                                                   -------------
(Cost $120,262,702)
NET OTHER ASSETS AND LIABILITIES - 0.98%.........      1,203,116
                                                   -------------
NET ASSETS - 100.00%.............................  $ 123,027,758
                                                   =============

--------------------------------------------------------------------------------
(A) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. On April 30, 2001, these securities amounted to $5,695,319 or 4.63% of net assets.
(B)    Floating rate note. Interest rate shown reflects rate in effect on
       April 30, 2001.
(C)    U.S. Dollar-Denominated
(D)    Euro-Dollar Bond
(E)    Discount yield at time of purchase.
CMO    Collateralized Mortgage Obligation
FHA    Federal Housing Authority
MBIA   Municipal Bond Investors Assurance
MTN    Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       15

INTERMEDIATE GOVERNMENT INCOME FUND

PORTFOLIO OF INVESTMENTS
APRIL 30, 2001 (UNAUDITED)


  PAR VALUE                                              VALUE
 ----------                                           ---------


U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 42.11%


                U.S. TREASURY NOTES - 16.77%

$ 3,500,000     5.50%, 02/28/03..................  $   3,572,905
  2,700,000     5.75%, 08/15/03..................      2,778,786
    900,000     6.00%, 08/15/04..................        935,415
  2,175,000     5.88%, 11/15/04..................      2,253,822
  1,500,000     7.50%, 02/15/05..................      1,639,290
  4,750,000     6.50%, 05/15/05..................      5,038,847
  7,400,000     6.75%, 05/15/05..................      7,913,634
 19,650,000     5.75%, 11/15/05..................     20,337,750
  5,550,000     5.88%, 11/15/05..................      5,769,447
  3,720,000     7.00%, 07/15/06..................      4,056,883
  3,000,000     6.50%, 10/15/06..................      3,207,180
  2,770,000     6.25%, 02/15/07..................      2,933,568
  5,500,000     6.63%, 05/15/07..................      5,931,200
  2,125,000     6.13%, 08/15/07..................      2,237,221
  3,710,000     5.63%, 05/15/08..................      3,798,966
  5,600,000     6.00%, 08/15/09..................      5,840,240
  4,900,000     6.50%, 02/15/10..................      5,279,407
  3,450,000     5.00%, 02/15/11..................      3,363,750
                                                   -------------
                                                      86,888,311
                                                   -------------

                U.S. GOVERNMENT-BACKED BONDS - 9.21%

  4,830,000     A.I.D. Israel, Series 2-C
                5.63%, 09/15/03..................      4,916,071
  5,590,000     A.I.D. Israel, Series 8-C
                6.63%, 08/15/03..................      5,776,315
  3,000,000     International Bank of Reconstruction &
                Development
                7.00%, 01/27/05..................      3,176,250
  1,740,000     Private Export Funding Corp.
                6.62%, 10/01/05..................      1,824,825
  6,200,000     Private Export Funding Corp.,
                Series B
                6.49%, 07/15/07..................      6,486,750
  5,000,000     Private Export Funding Corp.,
                Series C
                6.31%, 09/30/04..................      5,181,250
  2,000,000     Private Export Funding Corp.,
                Series M
                5.34%, 03/15/06..................      1,995,000
  3,800,000     Private Export Funding Corp.,
                Series ZZ
                7.11%, 04/15/07..................      4,094,500
  2,399,137     Small Business Administration
                Participation Certificates
                Series SBIC-PS 1955-10B
                7.25%, 05/10/05..................      2,411,613
  2,000,000     U.S. Department of Housing &
                Urban Development, Series 95-A
                8.24%, 08/01/02..................      2,092,500
  4,000,000     U.S. Department of Housing &
                Urban Development, Series 97-A
                6.21%, 08/01/01..................      4,020,000
  5,500,000     U.S. Department of Housing &
                Urban Development, Series 97-A
                6.36%, 08/01/04..................      5,706,250
                                                   -------------
                                                      47,681,324
                                                   -------------


  PAR VALUE                                              VALUE
 ----------                                           ---------


                U.S. TREASURY BONDS - 5.94%

$   500,000     11.13%, 08/15/03.................  $     571,755
  1,200,000     11.88%, 11/15/03.................      1,407,420
  1,850,000     12.00%, 08/15/13.................      2,584,061
    700,000     11.25%, 02/15/15.................      1,066,625
  2,000,000     9.88%, 11/15/15..................      2,801,860
  2,960,000     8.75%, 05/15/17..................      3,854,009
  3,000,000     8.50%, 02/15/20..................      3,881,520
  1,500,000     8.75%, 05/15/20..................      1,986,480
  1,500,000     8.75%, 08/15/20..................      1,988,820
  1,500,000     7.88%, 02/15/21..................      1,839,735
  3,250,000     8.13%, 08/15/21..................      4,088,987
  1,500,000     6.88%, 08/15/25..................      1,683,120
  1,100,000     6.00%, 02/15/26..................      1,111,594
    500,000     6.38%, 08/15/27..................        530,290
    375,000     5.25%, 11/15/28..................        341,554
  1,000,000     6.25%, 05/15/30..................      1,055,150
                                                   -------------
                                                      30,792,980
                                                   -------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.48%

  2,000,000     6.25%, 11/15/02..................      2,051,440
    805,000     5.13%, 02/13/04..................        808,647
  1,500,000     7.13%, 02/15/05..................      1,595,430
  1,000,000     6.00%, 12/15/05..................      1,025,000
  5,250,000     6.00%, 05/15/08..................      5,316,150
  4,885,000     5.25%, 01/15/09..................      4,702,789
  1,000,000     6.63%, 11/15/10..................      1,041,250
  1,500,000     6.25%, 02/01/11..................      1,490,625
  4,810,000     7.13%, 01/15/30..................      5,193,742
                                                   -------------
                                                      23,225,073
                                                   -------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.68%

  6,000,000     5.75%, 07/15/03..................      6,124,140
  7,410,000     6.63%, 09/15/09..................      7,734,187
                                                   -------------
                                                      13,858,327
                                                   -------------

                FEDERAL HOME LOAN BANK - 2.06%

  4,900,000     6.88%, 07/18/02..................      5,040,875
  3,000,000     6.58%, 01/07/03..................      3,097,200
    350,000     7.66%, 07/20/04..................        376,425
  2,000,000     7.73%, 04/05/10..................      2,140,000
                                                   -------------
                                                      10,654,500
                                                   -------------

                U.S. TREASURY STRIPS (A) - 0.90%

  7,500,000     4.99%, 02/15/10 Interest only, (B)     4,662,450
                                                   -------------

                FEDERAL FARM CREDIT BANK - 0.07%

    350,000     7.35%, 03/24/05, MTN.............        374,185
                                                   -------------
                TOTAL U.S. GOVERNMENT AND AGENCY
                OBLIGATIONS .....................    218,137,150
                                                   -------------
                (Cost $213,462,669)


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       16

INTERMEDIATE GOVERNMENT INCOME FUND

APRIL 30, 2001 (UNAUDITED)



  PAR VALUE                                              VALUE
 ----------                                           ---------


MORTGAGE-BACKED SECURITIES - 25.10%


                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 11.90%

$    25,482     8.50%, 10/15/04, Pool #004216....  $      26,514
     35,640     8.50%, 01/15/06, Pool #007946....         36,766
  4,073,846     6.50%, 07/15/09, Pool #780357....      4,154,671
    282,242     6.50%, 06/15/11, Pool #423829....        287,974
     83,003     6.50%, 08/15/12, Pool #455428....         84,532
     17,113     6.50%, 06/15/13, Pool #462795....         17,402
    370,486     6.50%, 07/15/13, Pool #468077....        376,736
    719,097     6.50%, 09/15/13, Pool #464192....        731,228
    289,808     6.50%, 09/15/13, Pool #476619....        294,697
    405,880     6.50%, 09/15/13, Pool #487907....        412,727
    379,177     7.00%, 09/15/13, Pool #484233....        389,839
  1,572,651     6.50%, 10/15/13, Pool #477500....      1,599,181
    392,454     6.50%, 10/15/13, Pool #481575....        399,075
     36,428     6.50%, 11/15/13, Pool #434062....         37,043
     70,599     5.50%, 12/15/13, Pool #495780....         68,812
    235,057     5.50%, 01/15/14, Pool #464491....        229,106
    447,199     5.50%, 02/15/14, Pool #464568....        435,876
    434,081     5.50%, 03/15/14, Pool #487579....        423,090
    331,860     5.50%, 03/15/14, Pool #501523....        323,457
     58,742     5.50%, 04/15/14, Pool #496599....         57,255
    445,385     5.50%, 04/15/14, Pool #505596....        434,108
    409,350     5.50%, 04/15/14, Pool #506448....        398,985
    576,354     5.50%, 05/15/14, Pool #480524....        561,761
    414,426     5.50%, 05/15/14, Pool #505667....        403,933
    461,859     5.50%, 06/15/14, Pool #434398....        450,165
    415,915     5.50%, 06/15/14, Pool #507142....        405,384
    519,334     6.50%, 07/15/14, Pool #494014....        527,124
    529,328     9.00%, 11/15/17, Pool #780171....        567,370
    534,745     7.75%, 07/20/21, Pool #008809 (D)        546,526
  1,992,229     7.38%, 04/20/22, Pool #008956 (D)      2,016,813
    539,361     7.00%, 10/15/23, Pool #360196....        546,945
  1,048,853     7.50%, 02/15/27, Pool #443052....      1,075,075
  3,277,113     7.00%, 12/15/28, Pool #483886....      3,311,916
    273,792     7.00%, 01/15/29, Pool #499333....        276,700
  1,290,563     6.50%, 02/15/29, Pool #486951....      1,280,071
  2,688,807     7.00%, 02/15/29, Pool #486937....      2,717,363
  3,148,093     6.00%, 03/15/29, Pool #464632....      3,058,561
  7,648,237     6.50%, 03/15/29, Pool #498474....      7,586,057
  9,207,514     6.50%, 03/15/29, Pool #498475....      9,132,656
  3,231,019     6.00%, 04/15/29, Pool #499445....      3,139,129
    896,490     6.50%, 04/15/29, Pool #506494....        889,202
  5,191,240     7.50%, 09/15/29, Pool #508805....      5,314,532
  3,005,109     7.50%, 09/15/29, Pool #508811....      3,076,480
  3,369,993     8.50%, 06/15/30, Pool #532293....      3,513,217
                                                   -------------
                                                      61,616,054
                                                   -------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 8.25%

    120,816     8.00%, 07/01/07, Pool #125136....        125,221
    801,766     6.60%, 11/01/07, Pool #375483....        825,659
    938,095     6.57%, 12/01/07, Pool #375567....        964,359
  1,135,734     6.58%, 12/01/07, Pool #380013....      1,168,480
  1,460,538     6.12%, 10/01/08, Pool #380999....      1,477,382
  1,696,600     5.00%, 05/01/09, Pool #326584....      1,643,490
      1,116     8.00%, 12/01/09, Pool #313180....          1,155


  PAR VALUE                                              VALUE
 ----------                                           ---------


                FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)

 $1,192,158     6.00%, 04/01/11, Pool #398072....  $   1,190,286
  1,120,400     6.50%, 05/01/11, Pool #250554....      1,131,951
  4,751,180     6.00%, 04/01/13, Pool #251656....      4,712,553
  3,531,971     6.00%, 04/01/13, Pool #418044....      3,503,256
    118,148     6.00%, 06/01/13, Pool #421167....        117,188
  1,622,349     6.50%, 06/01/13, Pool #430204....      1,635,522
    463,819     6.00%, 06/01/14, Pool #484967....        459,904
  2,808,297     6.00%, 06/01/14, Pool #495200....      2,784,595
    623,031     6.00%, 06/01/14, Pool #500131....        617,772
  4,616,542     7.79%, 02/01/19, Pool #160103....      4,881,125
    986,002     10.00%, 10/01/20, Pool #190942...      1,057,589
  1,035,051     10.00%, 12/01/20, Pool #303416...      1,110,199
  1,033,279     6.75%, 04/25/21, Pool #1996-45O,
                CMO                                    1,039,407
  5,602,583     8.00%, 11/01/29, Pool #535031....      5,798,673
    404,355     8.00%, 02/01/30, Pool #525961....        418,002
  1,458,181     8.00%, 02/01/30, Pool #529898....      1,507,395
    726,992     8.00%, 02/01/30, Pool #531766....        751,528
    333,866     8.00%, 03/01/30, Pool #533977....        345,134
    738,138     8.00%, 04/01/30, Pool #526425....        763,050
  1,981,510     8.00%, 04/01/30, Pool #536553....      2,048,386
    658,733     8.00%, 05/01/30, Pool #534205....        680,966
                                                   -------------
                                                      42,760,227
                                                   -------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 4.95%

     53,910     7.00%, 10/01/03, Pool #N97059....         54,748
  3,258,240     6.70%, 07/15/06, Pool #1233-G, CMO     3,294,895
    809,465     7.00%, 12/01/10, Pool #E00407....        830,454
  6,093,828     5.00%, 12/01/13, Pool #E73815....      5,835,267
  1,080,000     6.75%, 02/15/20, Pool #1663AD, CMO     1,095,854
  5,000,000     6.00%, 04/15/22, Pool #2118QC, CMO     4,940,600
  4,831,618     6.50%, 10/15/23, Pool #1990-E, CMO     4,911,629
  4,573,697     7.50%, 10/01/29, Pool #C32288....      4,670,888
                                                   -------------
                                                      25,634,335
                                                   -------------
                TOTAL MORTGAGE-BACKED SECURITIES     130,010,616
                                                   -------------
                (Cost $128,112,631)

CORPORATE NOTES AND BONDS - 16.14%


                FINANCE - 7.12%

  2,000,000     American Express Co.
                6.88%, 11/01/05..................      2,085,000
  1,000,000     American Express Co., Senior Note
                6.75%, 06/23/04..................      1,037,500
  2,500,000     Bank of America Corp.,
                Subordinated Note
                7.80%, 02/15/10..................      2,665,625
    825,000     Bank of New York Co., Inc.
                Subordinated Note
                6.50%, 12/01/03..................        847,687
  1,000,000     Bank One Corp., Subordinated Note
                7.88%, 08/01/10..................      1,070,000
  1,200,000     Chase Manhattan Corp.,
                Subordinated Note
                7.88%, 06/15/10..................      1,302,000
  1,300,000     Citigroup, Inc., Senior Note
                6.75%, 12/01/05..................      1,348,750


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       17

INTERMEDIATE GOVERNMENT INCOME FUND

APRIL 30, 2001 (UNAUDITED)


  PAR VALUE                                              VALUE
 ----------                                           ---------


                FINANCE (CONTINUED)

$ 1,000,000     Citigroup, Inc., Subordinated Note
                7.25%, 10/01/10..................  $   1,041,250
  2,000,000     Comerica, Inc., Subordinated Note
                7.25%, 08/01/07..................      2,057,500
  1,000,000     First Union National Bank
                Subordinated Bank Note
                7.80%, 08/18/10..................      1,068,750
  1,500,000     Ford Motor Credit Co.
                7.60%, 08/01/05..................      1,571,250
  1,000,000     Ford Motor Credit Co.
                6.88%, 02/01/06..................      1,018,750
  1,500,000     General Electric Capital Corp.
                Series A, MTN
                7.50%, 05/15/05..................      1,603,125
  3,000,000     General Electric Capital Corp.
                Series A, MTN
                6.80%, 11/01/05..................      3,146,250
  2,000,000     General Electric Capital Corp.
                Series A, MTN
                6.88%, 11/15/10..................      2,082,500
    900,000     General Motors Acceptance Corp.
                7.50%, 07/15/05..................        937,125
  1,000,000     Morgan (J.P.) Chase & Co.
                Subordinated Note
                6.50%, 08/01/05..................      1,016,250
  1,500,000     National City Corp., Subordinated Note
                5.75%, 02/01/09..................      1,410,000
  2,775,000     Star Bank, N.A., Subordinated Note
                6.38%, 03/01/04..................      2,823,562
  1,300,000     U.S. Bank, N.A. Minnesota, Bank Note
                5.63%, 11/30/05..................      1,269,125
  3,000,000     Wachovia Corp., Senior Note
                7.45%, 07/15/05..................      3,150,000
  2,245,000     Wells Fargo Co.
                6.63%, 07/15/04..................      2,315,156
                                                   -------------
                                                      36,867,155
                                                   -------------

                CONSUMER STAPLES - 3.17%

  2,000,000     Anheuser-Busch Cos., Inc.
                6.00%, 04/15/11..................      1,967,500
  2,000,000     Coca-Cola Co.
                5.75%, 03/15/11..................      1,922,500
  4,350,000     Colgate-Palmolive Co., Series C, MTN
                5.27%, 12/01/03..................      4,366,312
  1,000,000     Johnson & Johnson, Debenture
                6.95%, 09/01/29..................      1,027,500
  5,000,000     Pepsi Bottling Holdings, Inc.
                5.38%, 02/17/04 (C)..............      5,025,000
  2,000,000     Procter & Gamble Co.
                6.88%, 09/15/09..................      2,085,000
                                                   -------------
                                                      16,393,812
                                                   -------------

                UTILITIES - 1.79%

  5,125,000     Baltimore Gas & Electric,
                First Mortgage
                6.50%, 02/15/03..................      5,246,719


  PAR VALUE                                              VALUE
 ----------                                           ---------


                UTILITIES (CONTINUED)

 $2,500,000     Potomac Electric Power Co.
                First Mortgage
                6.25%, 10/15/07..................  $   2,484,375
  1,500,000     Public Service Electric & Gas, MTN
                Series A, First Mortgage
                7.19%, 09/06/02..................      1,537,500
                                                   -------------
                                                       9,268,594
                                                   -------------

                HIGHER EDUCATION - 1.10%

  1,350,000     Harvard University, Debenture
                8.13%, 04/15/07..................      1,496,812
    805,000     Massachusetts Institute
                of Technology
                7.25%, 11/02/96..................        787,894
  3,436,000     Stanford University, Series A
                5.85%, 03/15/09..................      3,390,576
                                                   -------------
                                                       5,675,282
                                                   -------------

                CONSUMER CYCLICAL - 0.94%

    250,000     General Motors
                7.20%, 01/15/11..................        253,125
  2,000,000     Wal-Mart Stores, Inc.
                4.63%, 04/15/03..................      1,995,000
  2,500,000     Wal-Mart Stores, Inc., Senior Note
                6.88%, 08/10/09..................      2,600,000
                                                   -------------
                                                       4,848,125
                                                   -------------

                INDUSTRIAL - 0.64%

  1,950,000     Emerson Electric Co.
                7.88%, 06/01/05..................      2,101,125
  1,200,000     United Technology Corp.
                6.35%, 03/01/11..................      1,198,500
                                                   -------------
                                                       3,299,625
                                                   -------------

                ENERGY - 0.62%

  1,000,000     Baker Hughes, Inc.
                6.00%, 02/15/09..................        973,750
  2,400,000     Texaco Capital, Inc.
                5.50%, 01/15/09..................      2,295,000
                                                   -------------
                                                       3,268,750
                                                   -------------

                BASIC MATERIALS - 0.46%

  2,300,000     Alcoa, Inc.
                7.25%, 08/01/05..................      2,429,375
                                                   -------------

                COMMUNICATIONS - 0.30%

  1,500,000     Walt Disney Co.
                7.30%, 02/08/05..................      1,586,250
                                                   -------------
                TOTAL CORPORATE NOTES AND BONDS .     83,636,968
                                                   -------------
                (Cost $81,962,403)


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       18

INTERMEDIATE GOVERNMENT INCOME FUND

APRIL 30, 2001 (UNAUDITED)



  PAR VALUE                                              VALUE
 ----------                                           ---------


ASSET-BACKED SECURITIES - 9.28%

$ 2,000,000     American Express
                Credit Account Master Trust
                Series 1999-1, Class A
                5.60%, 11/15/06..................  $   2,014,360
  5,025,000     Capital Auto Receivables Asset Trust
                Series 2000-2, Class A4
                6.46%, 07/15/06..................      5,142,736
  3,000,000     Chase Credit Card Master Trust
                Series 1998-6, Class A
                5.28%, 09/15/04 (D)..............      3,006,540
  2,100,000     Chemical Master Credit Card Trust I
                Series 1996-2, Class A
                5.98%, 09/15/08..................      2,109,828
  2,900,000     Citibank Credit Card Issuance Trust
                Series 2000-A1, Class A1
                6.90%, 10/15/07..................      3,029,195
  1,400,000     Daimler-Benz Vehicle Owner Trust
                Series 1998-A, Class A-4
                5.22%, 12/22/03..................      1,402,184
  2,500,000     Discover Card Master Trust I
                Series1995-3, Class A
                5.23%, 03/16/05 (D)..............      2,504,675
  4,600,000     Ford Credit Auto Owner Trust
                Series 1999-D, Class A-4
                6.40%, 10/15/02..................      4,631,602
  4,000,000     Ford Credit Auto Owner Trust
                Series 2000-E, Class A-5
                6.77%, 10/15/04..................      4,153,530
  2,500,000     Ford Credit Auto Owner Trust
                Series 2000-F, Class A-2
                6.56%, 05/17/04..................      2,574,200
    500,000     MBNA Master Credit Card Trust
                Series 1998-J, Class A
                5.25%, 02/15/06..................        501,560
    360,000     Premier Auto Trust
                Series 1999-2, Class A-4
                5.59%, 02/09/04..................        363,600
  1,400,000     Premier Auto Trust
                Series 1999-3, Class A-4
                6.43%, 03/08/04..................      1,432,368
    714,622     Prudential Home Mortgage Securities
                Series 1996-7, Class A-1, CMO
                6.75%, 06/25/11..................        717,966
  2,306,523     Rural Housing Trust
                Series 1987-1, Class 1-D, CMO
                6.33%, 04/01/26..................      2,320,200
  1,339,078     Sallie Mae Student Loan Trust
                Series 1997-2, Class A-1
                4.28%, 10/25/05..................      1,341,910
  1,527,314     Sallie Mae Student Loan Trust
                Series 1999-3, Class A-1
                4.46%, 01/25/07 (D)..............      1,529,029
  4,000,000     Standard Credit Card Master Trust
                Series 1993-2, Class A
                5.95%, 10/07/04..................      4,062,480
  5,000,000     USAA Auto Owner Trust
                Series 2000-1, Class A4
                6.98%, 06/15/05..................      5,217,388
                                                   -------------
                TOTAL ASSET-BACKED SECURITIES ...     48,055,351
                                                   -------------
                (Cost $46,983,707)


  PAR VALUE                                              VALUE
 ----------                                           ---------


FOREIGN BONDS (E) - 4.18%

 $3,000,000     European Investment Bank
                5.63%, 01/24/06..................  $   3,016,200
  2,250,000     Government of Canada
                5.63%, 02/19/03..................      2,286,000
  2,500,000     Inter-American Development Bank
                7.00%, 06/16/03..................      2,612,500
  2,360,000     Inter-American Development Bank
                5.38%, 01/18/06..................      2,362,950
    500,000     Province of Manitoba, Yankee,
                Series CZ
                6.75%, 03/01/03..................        516,875
  2,960,000     Province of Manitoba, Yankee
                5.50%, 10/01/08..................      2,897,100
  2,475,000     Province of Manitoba, Series EM
                7.50%, 02/22/10..................      2,700,252
  2,600,000     Province of Ontario
                6.00%, 02/21/06..................      2,635,750
  2,700,000     Province of Quebec,
                Senior Subordinated Note
                5.75%, 02/15/09..................      2,612,250
                                                   -------------
                TOTAL FOREIGN BONDS .............     21,639,877
                                                   -------------
                (Cost $20,906,552)

MUNICIPAL SECURITY - 0.19%

  1,000,000     Texas State, Veterans Land, Series B
                6.05%, 12/01/02..................      1,017,500
                                                   -------------
                TOTAL MUNICIPAL SECURITY ........      1,017,500
                                                   -------------
                (Cost $1,000,490)

REPURCHASE AGREEMENT - 1.71%

  8,840,000     Repurchase Agreement with:
                Credit Suisse First Boston
                4.50%, Due 05/01/2001, dated 04/30/2001
                Repurchase Price $8,841,105
                (Collateralized by U.S. Treasury
                Bonds & Notes 5.63% - 8.38%,
                Due 08/15/2001 - 11/15/2027;
                Total Par $8,646,882
                Market Value $9,016,832).........      8,840,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......      8,840,000
                                                   -------------
                (Cost $8,840,000)
TOTAL INVESTMENTS - 98.71%.......................    511,337,462
                                                   -------------
(Cost $501,268,452)
NET OTHER ASSETS AND LIABILITIES - 1.29%.........      6,678,862
                                                   -------------
NET ASSETS - 100.00%.............................  $ 518,016,324
                                                   =============

--------------------------------------------------------------------------------
(A)   Discount yield at time of purchase.
(B) Stripped securities represent the splitting of cash flows into interest and principal. Holders, as indicated, are entitled to that portion of the payment representing interest only or principal only.
(C) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. This security may only be resold, in transactions exempt from registration, to qualified institutional buyers. On April 30, 2001, this security amounted to $5,025,000 or 0.97% of net assets.
(D) Floating rate note. Interest rate shown reflects rate in effect on April 30, 2001.
(E)   U.S. Dollar-Denominated
CMO   Collateralized Mortgage Obligation
MTN   Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       19

CORPORATE BOND FUND

PORTFOLIO OF INVESTMENTS
APRIL 30, 2001 (UNAUDITED)


  PAR VALUE                                              VALUE
 ----------                                           ---------


CORPORATE NOTES AND BONDS - 61.77%


                FINANCE - 18.08%

 $  500,000     Associates Corp. of North America
                Senior Note
                6.00%, 04/15/03..................  $     508,125
    500,000     Associates Corp. of North America
                Senior Note
                6.88%, 08/01/03..................        516,250
    350,000     Bank of America Corp.
                Subordinated Note
                7.80%, 02/15/10..................        373,187
    250,000     Bank One Corp., Subordinated Note
                7.88%, 08/01/10..................        267,500
  1,000,000     Boeing Capital Corp., Senior Note
                6.10%, 03/01/11..................        981,250
    250,000     Chase Manhattan Corp.
                Subordinated Note
                7.88%, 06/15/10..................        271,250
    500,000     CitiFinancial
                6.20%, 11/15/01..................        505,000
    720,000     CitiFinancial
                6.45%, 07/01/02..................        734,400
    250,000     CitiGroup, Inc.
                6.63%, 09/15/05..................        257,813
  1,000,000     CitiGroup, Inc.
                6.88%, 06/01/25..................      1,032,500
    500,000     Comerica, Inc., Subordinated Note
                7.25%, 08/01/07..................        514,375
    250,000     Ford Motor Credit Co.
                6.70%, 07/16/04..................        255,000
  1,000,000     Ford Motor Credit Co.
                Senior Unsubordinated Note
                6.50%, 02/28/02..................      1,015,000
  1,000,000     General Electric Capital Corp., MTN
                6.70%, 10/01/02..................      1,025,000
    250,000     General Electric Capital Corp., MTN
                5.38%, 01/15/03..................        251,875
    200,000     General Motors Acceptance Corp.
                9.63%, 12/15/01..................        206,000
    500,000     General Motors Acceptance Corp.
                5.88%, 01/22/03..................        503,750
    760,000     General Motors Acceptance Corp.
                Senior Unsubordinated Note
                6.75%, 02/07/02..................        771,400
  1,000,000     Hartford Financial Services Group
                6.38%, 11/01/02..................      1,017,500
  1,000,000     International Bank of Reconstruction &
                Development
                7.00%, 01/27/05..................      1,058,750
    700,000     Morgan (J.P.) Chase & Co.
                Subordinated Note
                6.75%, 02/01/11..................        705,250
  1,000,000     KFW International Finance, Inc.
                7.13%, 02/15/05..................      1,060,000
    250,000     Morgan Stanley Dean Witter Co.
                Unsubordinated Note
                6.10%, 04/15/06..................        249,375


  PAR VALUE                                              VALUE
 ----------                                           ---------


                FINANCE (CONTINUED)

 $  500,000     National City Bank of Kentucky
                Subordinated Note
                6.30%, 02/15/11..................  $     475,625
  1,000,000     National Rural Utilities
                Cooperative Finance Corp.
                7.38%, 02/10/03..................      1,041,250
    500,000     Oesterreich Kontrollbank
                5.50%, 01/20/06..................        499,500
  1,020,000     Pitney Bowes Credit Corp.
                6.63%, 06/01/02..................      1,041,675
    250,000     Regions Financial Corp.
                Subordinated Note
                7.00%, 03/01/11..................        247,500
    500,000     SunTrust Bank Atlanta
                Subordinated Note
                7.25%, 09/15/06..................        523,125
    500,000     Wells Fargo & Co., Senior Note
                6.50%, 09/03/02..................        510,000
    500,000     Wells Fargo Bank, N.A.
                Subordinated Note
                6.45%, 02/01/11..................        497,500
    450,000     Wells Fargo Financial, Inc.,
                Senior Note
                6.13%, 08/01/03..................        458,438
                                                   -------------
                                                      19,375,163
                                                   -------------

                CONSUMER STAPLES - 11.16%

    500,000     Anheuser-Busch Cos., Inc.,
                Senior Note
                6.00%, 04/15/11..................        491,875
  1,275,000     Becton Dickinson & Co., Debenture
                6.70%, 08/01/28..................      1,174,594
    500,000     Coca-Cola Co.
                5.75%, 03/15/11..................        480,625
  1,000,000     Coca-Cola Enterprises, Inc.
                7.88%, 02/01/02..................      1,023,750
    250,000     Coca-Cola Enterprises, Inc.,
                Debenture
                7.00%, 05/15/98..................        228,125
  1,000,000     Diageo Capital Plc, Yankee
                6.00%, 03/27/03 (C)..............      1,015,250
  1,000,000     Diageo Capital Plc, Yankee
                6.13%, 08/15/05 (C)..............      1,006,250
  1,000,000     Hershey Foods Corp., Debenture
                7.20%, 08/15/27..................      1,023,750
    500,000     Kellogg Co.
                6.00%, 04/01/06 (A)..............        496,250
    750,000     Pepsi Bottling Holdings, Inc.
                5.38%, 02/17/04 (A)..............        753,750
  1,000,000     PepsiCo, Inc.
                5.75%, 01/02/03..................      1,013,750
    250,000     Procter & Gamble Co.
                6.60%, 12/15/04..................        260,625
  1,000,000     Procter & Gamble Co.
                6.88%, 09/15/09..................      1,042,500
    968,000     Sysco Corp., Debenture
                6.50%, 08/01/28..................        909,920
  1,000,000     Unilever Capital Corp.
                6.75%, 11/01/03..................      1,033,750
                                                   -------------
                                                      11,954,764
                                                   -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       20

CORPORATE BOND FUND

APRIL 30, 2001 (UNAUDITED)


  PAR VALUE                                              VALUE
 ----------                                           ---------


                UTILITIES - 8.15%

 $  500,000     AT&T Corp.
                5.63%, 03/15/04..................  $     493,750
    500,000     AT&T Corp.
                6.50%, 03/15/29..................        416,875
  1,005,000     AT&T Corp., Senior Note
                8.25%, 01/15/03..................      1,045,200
    500,000     AT&T Corp., Senior Note
                7.25%, 08/01/05..................        511,875
    350,000     Dominion Resources Inc.,
                Senior Notes
                7.63%, 07/15/05..................        366,113
    455,000     GTE California, Inc., Debenture
                6.75%, 03/15/04..................        468,650
  1,000,000     GTE Southwest, Inc., Debenture
                6.00%, 01/15/06..................        997,500
  1,000,000     Ontario Electricity Financial Corp.
                6.10%, 01/30/08..................      1,010,000
  1,000,000     Potomac Electric Power Co.,
                First Mortgage
                6.25%, 10/15/07..................        993,750
  1,000,000     Public Service Electric & Gas, MTN
                7.19%, 09/06/02..................      1,025,000
  1,000,000     Scottish Power Plc, MTN
                6.38%, 05/15/08..................        977,500
    160,000     Sprint Capital Corp.
                7.63%, 01/30/11..................        160,200
    305,000     Sprint Capital Corp.
                6.90%, 05/01/19..................        266,494
                                                   -------------
                                                       8,732,907
                                                   -------------

                ENERGY - 5.61%

    200,000     Baker Hughes, Inc.
                6.00%, 02/15/09..................        194,750
  1,000,000     Baker Hughes, Inc., Senior Note
                6.25%, 01/15/09..................        988,750
    500,000     BP Amoco Plc
                10.88%, 07/15/05.................        597,500
    500,000     Coastal Corp.
                7.75%, 06/15/10..................        523,125
  1,000,000     Conoco, Inc., Senior Note
                6.95%, 04/15/29..................        977,500
    500,000     Enron Corp.
                Senior Subordinated Debenture
                6.75%, 07/01/05..................        502,500
    500,000     El Paso Energy Corp.
                7.63%, 07/15/11..................        521,875
    575,000     Phillips Petroleum Co.
                8.50%, 05/25/05..................        625,312
    525,000     Sunoco, Inc.
                7.13%, 03/15/04..................        540,094
    500,000     Tosco Corp.
                8.13%, 02/15/30..................        543,750
                                                   -------------
                                                       6,015,156
                                                   -------------


  PAR VALUE                                              VALUE
 ----------                                           ---------


                INDUSTRIAL - 5.28%

 $1,000,000     Burlington Northern Santa Fe Corp.
                6.13%, 03/15/09..................  $     960,000
    500,000     Emerson Electric Co.
                7.88%, 06/01/05..................        538,750
  1,000,000     Emerson Electric Co.
                5.85%, 03/15/09..................        972,500
    500,000     Lockheed Martin Corp.
                8.20%, 12/01/09..................        543,125
    250,000     Martin Marietta Materials, Inc.
                6.88%, 04/01/11 (A)..............        249,688
  1,500,000     Minnesota Mining & Manufacturing Co.
                Debenture
                6.38%, 02/15/28..................      1,383,750
    485,000     Norfolk Southern Corp., Senior Note
                6.20%, 04/15/09..................        464,994
    100,000     Tyco International Group,
                S.A., Yankee
                6.88%, 01/15/29 (C)..............         93,000
    450,000     United Technology Corp.
                6.35%, 03/01/11..................        449,437
                                                   -------------
                                                       5,655,244
                                                   -------------

                CONSUMER CYCLICAL - 4.58%

  1,000,000     DaimlerChrysler N.A. Holding Corp.
                6.90%, 09/01/04..................      1,023,750
  1,000,000     McDonald's Corp., MTN
                5.95%, 01/15/08..................      1,000,000
  1,000,000     New York Times Co.
                7.63%, 03/15/05..................      1,063,750
    300,000     Southwest Airlines Co.
                8.00%, 03/01/05..................        319,125
  1,000,000     Time Warner Entertainment Co.
                Debenture
                8.38%, 03/15/23..................      1,067,500
    440,000     Wal-Mart Stores
                4.63%, 04/15/03..................        438,900
                                                   -------------
                                                       4,913,025
                                                   -------------

                COMMUNICATIONS - 3.91%

    500,000     Cox Communications, Inc.
                7.75%, 11/01/10..................        523,125
    120,000     France Telecom
                8.50%, 03/01/31 (A)..............        124,050
  1,000,000     Qwest Corp.
                7.63%, 06/09/03..................      1,038,750
    850,000     SBC Communications, Inc.
                5.75%, 05/02/06..................        843,625
    240,000     SBC Communications, Inc.
                6.25%, 03/15/11..................        234,600
    925,000     Verizon Communications, Debenture
                6.46%, 04/15/08..................        923,844
    500,000     WorldCom, Inc.
                6.13%, 04/15/02..................        501,250
                                                   -------------
                                                       4,189,244
                                                   -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       21

CORPORATE BOND FUND

APRIL 30, 2001 (UNAUDITED)


  PAR VALUE                                              VALUE
 ----------                                           ---------


                BASIC MATERIALS - 2.90%

 $  300,000     Alcoa, Inc.
                7.25%, 08/01/05..................  $     316,875
    700,000     Alcoa, Inc.
                7.38%, 08/01/10..................        748,125
  1,000,000     International Paper Co.
                7.63%, 08/01/04..................      1,042,500
  1,000,000     Mead Corp., Debenture
                6.84%, 03/01/37..................        995,000
                                                   -------------
                                                       3,102,500
                                                   -------------

                TECHNOLOGY - 2.10%

  1,000,000     International Business Machines Corp.
                Debenture
                6.22%, 08/01/27..................      1,022,500
    250,000     International Business Machines Corp.
                Debenture
                7.13%, 12/01/96..................        233,750
  1,000,000     Raytheon Co.
                6.50%, 07/15/05..................        990,000
                                                   -------------
                                                       2,246,250
                                                   -------------
                TOTAL CORPORATE NOTES AND BONDS .     66,184,253
                                                   -------------
                (Cost $65,742,690)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 27.91%


                U.S. TREASURY NOTES - 14.36%

    100,000     6.00%, 09/30/02..................        102,450
    500,000     5.75%, 10/31/02..................        510,970
  1,000,000     11.63%, 11/15/02.................      1,108,390
  1,000,000     5.75%, 11/30/02..................      1,022,600
  1,000,000     5.50%, 02/28/03..................      1,020,830
  1,600,000     5.25%, 08/15/03..................      1,629,232
  2,000,000     5.88%, 02/15/04..................      2,068,360
    510,000     6.75%, 05/15/05..................        545,399
  2,345,000     5.75%, 11/15/05..................      2,427,075
  1,000,000     6.25%, 02/15/07..................      1,059,050
    500,000     6.13%, 08/15/07..................        526,405
    500,000     5.50%, 02/15/08..................        508,880
    450,000     5.63%, 05/15/08..................        460,791
    825,000     6.00%, 08/15/09..................        860,393
  1,575,000     5.00%, 02/15/11..................      1,535,625
                                                   -------------
                                                      15,386,450
                                                   -------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.43%

  1,250,000     6.63%, 10/15/07..................      1,314,063
     49,513     7.50%, 11/01/07, Pool #188629....         51,292
  1,075,000     6.38%, 06/15/09..................      1,108,024
     61,767     5.00%, 08/01/10, Pool #006893
                Series A-1, CMO..................         60,426
    500,000     6.63%, 11/15/10..................        520,625
    661,228     7.50%, 06/01/13, Pool #457543....        684,576
  1,611,213     6.00%, 11/01/23, Pool #050940....      1,564,391
    522,748     6.50%, 03/01/28, Pool #412263....        518,012
                                                   -------------
                                                       5,821,409
                                                   -------------


  PAR VALUE                                              VALUE
 ----------                                           ---------


                FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.54%

 $    5,569     8.75%, 08/01/01, Pool #220011....  $       5,651
     16,475     7.00%, 06/01/04, Pool #189683....         16,825
  1,215,000     6.25%, 07/15/04..................      1,256,006
  1,000,000     5.25%, 01/15/06..................        993,750
     24,056     7.50%, 08/01/08, Pool #181313....         24,455
    900,000     6.63%, 09/15/09..................        939,375
    109,111     7.00%, 02/01/17, Pool #289284....        110,669
    117,637     7.00%, 10/01/22, Pool #C00184....        119,291
    123,224     7.00%, 02/01/23, Pool #C00213....        124,956
    209,865     6.00%, 09/01/23, Pool #D41208....        203,964
                                                   -------------
                                                       3,794,942
                                                   -------------

                U.S. TREASURY BONDS - 2.48%

    700,000     12.00%, 08/15/13.................        977,753
    500,000     8.75%, 05/15/17..................        651,015
    300,000     8.88%, 08/15/17..................        395,109
    300,000     8.88%, 02/15/19..................        398,694
    220,000     6.25%, 05/15/30..................        232,133
                                                   -------------
                                                       2,654,704
                                                   -------------

                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.10%

     33,965     9.00%, 09/15/04, Pool #003669....         35,377
     30,186     9.00%, 12/15/08, Pool #027562....         31,983
     73,183     8.00%, 08/15/22, Pool #319062....         76,385
    445,704     6.00%, 05/20/28, Pool #002589....        429,823
    443,481     6.00%, 03/15/29, Pool #487061....        430,868
    613,510     6.50%, 03/15/29, Pool #464613....        608,908
    620,742     7.50%, 09/15/29, Pool #466172....        635,485
                                                   -------------
                                                       2,248,829
                                                   -------------
                TOTAL U.S. GOVERNMENT AND AGENCY
                OBLIGATIONS .....................     29,906,334
                                                   -------------
                (Cost $29,796,395)

ASSET-BACKED SECURITIES - 4.45%

    500,000     American Express Credit Account Master
                Trust Series 1999-1, Class A
                5.60%, 11/15/06..................        503,590
  1,000,000     Chase Manhattan Auto Owner Trust
                Series 2000-A, Class A-3
                6.21%, 12/15/04..................      1,022,880
    400,000     Daimler-Benz Vehicle Owner Trust
                Series 1998-A, Class A-4
                5.22%, 12/22/03..................        400,624
    600,000     Ford Credit Auto Owner Trust
                Series 1999-D, Class A-4
                6.40%, 10/15/02..................        604,122
    723,403     Guaranteed Export Trust Certificates
                Series 1993-D, Class A-3
                5.23%, 05/15/05..................        719,106
    500,000     Honda Auto Receivables Owner Trust
                Series 2001-1, Class A-3
                5.36%, 09/20/04..................        503,280


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       22

CORPORATE BOND FUND

APRIL 30, 2001 (UNAUDITED)


   PAR VALUE                                              VALUE
  ----------                                           ---------


ASSET-BACKED SECURITIES (CONTINUED)

$   600,000     Premier Auto Trust
                Series 1999-2, Class A-4
                5.59%, 02/09/04..................  $     606,000
    400,000     Premier Auto Trust
                Series 1999-3, Class A-4
                6.43%, 03/08/04..................        409,248
                                                   -------------
                TOTAL ASSET-BACKED SECURITIES ...      4,768,850
                                                   -------------
                (Cost $4,691,489)

FOREIGN BONDS - 1.60%

    500,000     Heinz (H.J.) Co.
                5.75%, 02/03/03 (B)..............        504,300
  1,000,000     Hydro-Quebec, Yankee
                8.88%, 03/01/26 (C)..............      1,211,250
                                                   -------------
                TOTAL FOREIGN BONDS .............      1,715,550
                                                   -------------
                (Cost $1,583,520)

REPURCHASE AGREEMENT - 5.02%

  5,376,000     Repurchase Agreement with:
                Credit Suisse First Boston
                4.50%, Due 05/01/2001, dated 4/30/2001
                Repurchase Price $5,376,672
                (Collateralized by U.S. Treasury
                Bonds & Notes 5.63% - 8.38%,
                Due 08/15/2001 - 11/15/2027;
                Total Par $5,258,556
                Market Value $5,483,539).........      5,376,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......      5,376,000
                                                   -------------
                (Cost $5,376,000)
TOTAL INVESTMENTS - 100.75%......................    107,950,987
                                                   -------------
(Cost $107,190,094)
NET OTHER ASSETS AND LIABILITIES - (0.75%).......       (804,680)
                                                   -------------
NET ASSETS - 100.00%.............................  $ 107,146,307
                                                   =============

--------------------------------------------------------------------------------
(A) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. On April 30, 2001, these securities amounted to $1,623,738 or 1.52% of net assets.
(B)    Euro-Dollar Bond
(C)    U.S. Dollar-Denominated
CMO    Collateralized Mortgage Obligation
MTN    Medium Term Note


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       23

HIGH QUALITY BOND FUND

PORTFOLIO OF INVESTMENTS
APRIL 30, 2001 (UNAUDITED)


  PAR VALUE                                              VALUE
 ----------                                           ---------


CORPORATE NOTES AND BONDS - 35.47%


                FINANCE - 14.62%

 $3,675,000     American Express Co.
                6.88%, 11/01/05..................  $   3,831,188
  2,000,000     Associates Corp. of North America
                Series H, MTN
                7.40%, 05/03/02..................      2,060,000
  1,000,000     Associates Corp. of North America
                Subordinated Note
                6.50%, 08/15/02..................      1,022,500
  4,800,000     Bank of America Corp.
                7.80%, 02/15/10..................      5,118,000
  3,750,000     Bank of New York, Inc.,
                Subordinated Note
                7.88%, 11/15/02..................      3,918,750
  2,100,000     Bank of New York, Inc.,
                Subordinated Note
                6.63%, 06/15/03..................      2,157,750
  2,000,000     Bank of New York, Inc.,
                Subordinated Note
                6.50%, 12/01/03..................      2,055,000
  1,700,000     Bank One Corp.
                7.88%, 08/01/10..................      1,819,000
  3,200,000     Chase Manhattan Corp.
                Subordinated Note
                7.88%, 06/15/10..................      3,472,000
  1,750,000     Citigroup, Inc., Senior Note
                6.75%, 12/01/05..................      1,815,625
  1,350,000     Citigroup, Inc., Subordinated Note
                7.25%, 10/01/10..................      1,405,688
  3,000,000     Comerica Bank, Subordinated Note
                7.25%, 06/15/07..................      3,105,000
  2,130,000     Comerica, Inc., Subordinated Note
                7.25%, 08/01/07..................      2,191,237
  3,600,000     First Union National Bank, Bank Note
                7.80%, 08/18/10..................      3,847,500
  3,525,000     First USA Bank, Subordinated Note
                7.65%, 08/01/03..................      3,683,625
  3,540,000     Ford Motor Credit Co.
                7.60%, 08/01/05..................      3,708,150
  1,675,000     Ford Motor Credit Co.
                6.88%, 02/01/06..................      1,706,406
    900,000     Ford Motor Credit Co.
                7.38%, 02/01/11..................        923,625
    250,000     General Electric Capital Corp.
                8.30%, 09/20/09..................        283,125
  2,000,000     General Electric Capital Corp.
                Series A, MTN
                7.50%, 05/15/05..................      2,137,500
  3,000,000     General Electric Capital Corp.
                Series A, MTN
                6.88%, 11/15/10..................      3,123,750
  1,150,000     General Motors Acceptance Corp.
                7.50%, 07/15/05..................      1,197,438
  2,750,000     General Motors Acceptance Corp.
                6.75%, 01/15/06..................      2,780,938
  1,100,000     Mellon Bank, N.A., Bank Note
                7.63%, 09/15/07..................      1,178,375
  1,500,000     Mellon Funding Corp.
                6.00%, 03/01/04..................      1,518,750


  PAR VALUE                                              VALUE
 ----------                                           ---------


                FINANCE (CONTINUED)

 $1,000,000     Morgan (J.P.) Chase & Co.
                6.50%, 08/01/05..................  $   1,016,250
  2,000,000     Morgan (J.P.) Chase & Co.
                6.75%, 02/01/11..................      2,015,000
  3,300,000     Morgan Stanley Dean Witter Co.
                Unsubordinated Note
                6.10%, 04/15/06..................      3,291,750
  3,000,000     National City Corp.,
                Subordinated Note
                5.75%, 02/01/09..................      2,820,000
  2,700,000     Northern Trust Co.,
                Subordinated Note
                6.30%, 03/07/11..................      2,622,375
  2,250,000     Regions Financial Corp.,
                Subordinated Note
                7.00%, 03/01/11..................      2,227,500
  3,000,000     Star Bank, N.A., Subordinated Note
                6.38%, 03/01/04..................      3,052,500
  2,000,000     SunTrust Bank, Atlanta
                Subordinated Note
                7.25%, 09/15/06..................      2,092,500
  1,300,000     SunTrust Bank of Central Florida
                Subordinated Note
                6.90%, 07/01/07..................      1,332,500
  2,700,000     SunTrust Bank, Subordinated Note
                6.38%, 04/01/11..................      2,625,750
  1,400,000     U.S. Bank, N.A. Minnesota,
                Bank Note
                5.63%, 11/30/05..................      1,366,750
  3,400,000     US West Capital Funding, Inc.
                6.88%, 08/15/01..................      3,421,250
  1,000,000     Wachovia Corp., Senior Note
                6.93%, 10/15/03..................      1,036,250
  2,000,000     Wachovia Corp., Senior Note
                7.45%, 07/15/05..................      2,100,000
    300,000     Wells Fargo Bank, N.A.
                Subordinated Note
                6.45%, 02/01/11..................        298,500
  3,000,000     Wells Fargo & Co.
                6.63%, 07/15/04..................      3,093,750
                                                   -------------
                                                      94,473,545
                                                   -------------

                CONSUMER STAPLES - 6.42%

    800,000     Abbott Laboratories
                6.40%, 12/01/06..................        828,000
  3,900,000     Anheuser-Busch Cos., Inc.,
                Senior Note
                6.00%, 04/15/11..................      3,836,625
  1,750,000     Becton Dickinson & Co., Senior Note
                6.70%, 08/01/28..................      1,612,187
  1,900,000     Coca-Cola Co.
                5.75%, 03/15/11..................      1,826,375
  1,650,000     Coca-Cola Enterprises, Inc.
                7.13%, 08/01/17..................      1,647,937
  2,650,000     Colgate-Palmolive Co., Series C, MTN
                5.27%, 12/01/03..................      2,659,937
  3,050,000     Hershey Foods Corp.
                7.20%, 08/15/27..................      3,122,438
  1,450,000     Johnson & Johnson
                6.95%, 09/01/29..................      1,489,875

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       24

HIGH QUALITY BOND FUND

APRIL 30, 2001 (UNAUDITED)


  PAR VALUE                                              VALUE
 ----------                                           ---------


                CONSUMER STAPLES (CONTINUED)

$ 3,700,000     Kellogg Co.
                6.00%, 04/01/06 (D)..............  $   3,672,250
    805,000     Massachusetts Institute of Technology
                7.25%, 11/02/96..................        787,894
  4,800,000     Pepsi Bottling Holdings, Inc.
                5.38%, 02/17/04 (D)..............      4,824,000
    250,000     Procter & Gamble Co.
                8.50%, 08/10/09..................        285,625
  3,600,000     Procter & Gamble Co.,
                Unsubordinated Note
                6.88%, 09/15/09..................      3,753,000
  3,000,000     Sara Lee Corp., Series B, MTN
                7.40%, 03/22/02..................      3,071,250
  2,500,000     Stanford University
                6.88%, 02/01/24..................      2,381,250
  2,675,000     Sysco Corp., Debenture
                6.50%, 08/01/28..................      2,514,500
  3,000,000     Sysco Corp., Senior Note
                7.00%, 05/01/06..................      3,157,500
                                                   -------------
                                                      41,470,643
                                                   -------------

                ENERGY - 4.06%

  2,650,000     Anadarko Finance Co.
                6.75%, 05/01/11 (D)..............      2,650,000
  1,900,000     Atlantic Richfield Co.
                5.90%, 04/15/09..................      1,869,125
  1,000,000     Baker Hughes Inc.
                6.00%, 02/15/09..................        973,750
  2,455,000     Baker Hughes, Inc., Senior Note
                6.25%, 01/15/09..................      2,427,381
  3,535,000     Coastal Corp.
                7.75%, 06/15/10..................      3,698,494
  3,000,000     Conoco, Inc., Senior Note
                5.90%, 04/15/04..................      3,045,000
  1,560,000     Conoco, Inc., Senior Note
                6.35%, 04/15/09..................      1,560,000
  3,350,000     Occidental Petroleum, Senior Note
                6.50%, 04/01/05..................      3,379,313
  1,300,000     Southern Natural Gas
                7.35%, 02/15/31..................      1,251,250
  3,500,000     Texaco Capital, Inc.
                5.50%, 01/15/09..................      3,346,875
  2,000,000     Union Oil Co. of California
                6.38%, 02/01/04..................      2,045,000
                                                   -------------
                                                      26,246,188
                                                   -------------

                COMMUNICATIONS - 3.89%

  3,450,000     AOL Time Warner, Inc.
                6.75%, 04/15/11..................      3,432,750
  1,250,000     AOL Time Warner, Inc.
                7.63%, 04/15/31..................      1,256,250
  1,775,000     AT&T Corp.
                6.50%, 03/15/29..................      1,479,906
  2,000,000     Cox Communications, Inc.
                7.75%, 11/01/10..................      2,092,500


  PAR VALUE                                              VALUE
 ----------                                           ---------


                COMMUNICATIONS (CONTINUED)

 $1,600,000     Disney Walt Co.
                7.30%, 02/08/05..................  $   1,692,000
  1,950,000     GTE Corp., Debenture
                6.46%, 04/15/08
                Insured: MBIA....................      1,947,562
  4,750,000     GTE Florida, Inc., Series A,
                Debenture
                6.31%, 12/15/02..................      4,850,937
  3,350,000     SBC Communications, Inc.
                5.75%, 05/02/06..................      3,324,875
  2,000,000     Sprint Capital Corp.
                6.90%, 05/01/19..................      1,747,500
  3,300,000     Telecom de Puerto Rico Co.
                6.15%, 05/15/02..................      3,321,407
                                                   -------------
                                                      25,145,687
                                                   -------------

                INDUSTRIAL - 3.22%

  1,500,000     Burlington Northern Santa Fe Corp.
                7.00%, 12/15/25..................      1,417,500
  5,070,000     Burlington Northern Santa Fe Corp.
                Series H
                9.25%, 10/01/06..................      5,741,775
  1,500,000     Caterpillar Financial Services Corp.
                Series F, MTN
                5.47%, 09/12/01..................      1,507,500
  2,225,000     Emerson Electric Co.
                7.88%, 06/01/05..................      2,397,438
    500,000     Emerson Electric Co.
                5.85%, 03/15/09..................        486,250
  2,000,000     Illinois Tool Works, Inc.
                5.75%, 03/01/09..................      1,920,000
  2,500,000     Martin Marietta Materials, Inc.
                6.88%, 04/01/11 (D)..............      2,496,875
  2,000,000     Minnesota Mining & Manufacturing Co.
                6.38%, 02/15/28..................      1,845,000
  3,000,000     United Technology Corp.
                6.35%, 03/01/11..................      2,996,250
                                                   -------------
                                                      20,808,588
                                                   -------------

                CONSUMER CYCLICAL - 1.74%

    800,000     General Motors Corp.
                7.20%, 01/15/11..................        810,000
  2,500,000     Home Depot, Inc.
                5.38%, 04/01/06 (D)..............      2,462,500
  1,650,000     McDonald's Corp., Series E, MTN
                5.95%, 01/15/08..................      1,650,000
  3,000,000     Wal-Mart Stores, Inc.
                4.63%, 04/15/03..................      2,992,500
  3,000,000     Wal-Mart Stores, Inc.
                7.55%, 02/15/30..................      3,285,000
                                                   -------------
                                                      11,200,000
                                                   -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       25

HIGH QUALITY BOND FUND

APRIL 30, 2001 (UNAUDITED)


  PAR VALUE                                              VALUE
 ----------                                           ---------


                UTILITIES - 0.63%

$ 1,275,000     Dominion Resources, Inc.
                Series B, Senior Note
                7.63%, 07/15/05..................  $   1,333,696
  2,750,000     Potomac Electric Power Co.
                First Mortgage
                6.25%, 10/15/07..................      2,732,813
                                                   -------------
                                                       4,066,509
                                                   -------------

                BASIC MATERIALS - 0.84%

  3,000,000     Alcoa, Inc.
                7.25%, 08/01/05..................      3,168,750
  2,160,000     International Paper Co.
                8.13%, 07/08/05..................      2,281,500
                                                   -------------
                                                       5,450,250
                                                   -------------

                TECHNOLOGY - 0.05%

    350,000     IBM Corp.
                7.13%, 12/01/96..................        327,250
                                                   -------------
                TOTAL CORPORATE NOTES AND BONDS .    229,188,660
                                                   -------------
                (Cost $226,320,978)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 34.45%


                U.S. TREASURY BONDS - 15.36%

  2,250,000     12.00%, 08/15/13.................      3,142,777
  4,000,000     13.25%, 05/15/14.................      6,031,840
  3,000,000     11.25%, 02/15/15.................      4,571,250
  2,000,000     9.88%, 11/15/15..................      2,801,860
  2,890,000     8.75%, 05/15/17..................      3,762,867
  6,760,000     8.88%, 08/15/17..................      8,903,123
  5,000,000     8.13%, 08/15/19..................      6,244,300
  5,500,000     8.75%, 05/15/20..................      7,283,760
  8,000,000     7.88%, 02/15/21..................      9,811,920
  1,000,000     8.13%, 05/15/21..................      1,257,210
  3,500,000     8.13%, 08/15/21..................      4,403,525
  8,750,000     8.00%, 11/15/21..................     10,895,062
  5,975,000     6.38%, 08/15/27..................      6,336,965
  7,340,000     6.13%, 11/15/27..................      7,543,318
  4,250,000     5.50%, 08/15/28..................      4,014,890
  5,285,000     5.25%, 11/15/28..................      4,813,631
  1,550,000     5.25%, 02/15/29..................      1,412,406
  1,885,000     6.13%, 08/15/29..................      1,945,471
  3,875,000     6.25%, 05/15/30..................      4,088,706
                                                   -------------
                                                      99,264,881
                                                   -------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 7.39%

    475,000     5.75%, 04/15/03..................        484,595
  4,000,000     7.13%, 02/15/05..................      4,254,480
  2,000,000     5.75%, 06/15/05..................      2,031,920
  2,865,000     7.00%, 07/15/05..................      3,044,062
  2,500,000     6.00%, 12/15/05..................      2,562,500
  3,000,000     6.63%, 10/15/07..................      3,153,750
  5,100,000     6.00%, 05/15/08..................      5,164,260


  PAR VALUE                                              VALUE
 ----------                                           ---------


                FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)

 $4,199,000     6.38%, 06/15/09..................  $   4,327,993
  5,000,000     7.25%, 01/15/10..................      5,427,800
  2,000,000     6.63%, 11/15/10..................      2,082,500
  3,000,000     6.25%, 02/01/11..................      2,981,250
  5,700,000     6.25%, 05/15/29..................      5,536,125
  5,290,000     7.13%, 01/15/30..................      5,712,036
    875,000     7.25%, 05/15/30..................        964,687
                                                   -------------
                                                      47,727,958
                                                   -------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.82%

  1,100,000     5.75%, 07/15/03..................      1,122,759
  2,000,000     6.38%, 11/15/03..................      2,072,500
  5,000,000     6.25%, 07/15/04..................      5,168,750
  5,615,000     6.88%, 01/15/05..................      5,921,860
  4,535,000     5.25%, 01/15/06..................      4,506,656
  3,500,000     5.75%, 03/15/09..................      3,465,000
  2,295,000     6.63%, 09/15/09..................      2,395,406
                                                   -------------
                                                      24,652,931
                                                   -------------

                U.S. TREASURY NOTES - 3.78%
  5,000,000     5.75%, 10/31/02..................      5,109,700
  6,000,000     5.13%, 12/31/02..................      6,082,560
  2,420,000     5.75%, 11/15/05..................      2,504,700
  2,500,000     6.25%, 02/15/07..................      2,647,625
  3,000,000     5.50%, 02/15/08..................      3,053,280
  3,500,000     6.00%, 08/15/09..................      3,650,150
  1,400,000     5.00%, 02/15/11..................      1,365,000
                                                   -------------
                                                      24,413,015
                                                   -------------

                U.S. GOVERNMENT-BACKED BONDS - 2.29%

  6,000,000     A.I.D. Israel, Series 8-C
                6.63%, 08/15/03..................      6,199,980
  2,200,000     A.I.D. Israel, Series 8-D
                6.75%, 08/15/04..................      2,296,492
  4,000,000     Private Export Funding Corp.,
                Series B
                6.49%, 07/15/07..................      4,185,000
  2,000,000     Private Export Funding Corp.,
                Series H
                6.45%, 09/30/04..................      2,080,000
                                                   -------------
                                                      14,761,472
                                                   -------------

                FEDERAL HOME LOAN BANK - 1.25%

    980,000     6.88%, 07/18/02..................      1,008,175
  1,070,000     5.38%, 01/05/04..................      1,082,037
  6,000,000     5.80%, 09/02/08..................      5,975,040
                                                   -------------
                                                       8,065,252
                                                   -------------

                U.S. TREASURY STRIPS (A) - 0.56%

  5,900,000     4.99%, 02/15/10 Interest only, (B)     3,667,794
                                                   -------------
                TOTAL U.S. GOVERNMENT AND AGENCY
                OBLIGATIONS .....................    222,553,303
                                                   -------------
                (Cost $219,546,144)


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       26

HIGH QUALITY BOND FUND

APRIL 30, 2001 (UNAUDITED)


  PAR VALUE                                              VALUE
 ----------                                           ---------


MORTGAGE-BACKED SECURITIES - 12.43%


                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 5.72%

 $  192,229     6.50%, 03/15/13, Pool #458165....  $     195,472
     60,265     6.50%, 03/15/13, Pool #463723....         61,281
    196,601     6.50%, 04/15/13, Pool #466013....        199,917
    226,746     6.50%, 04/15/13, Pool #473476....        230,572
    245,962     6.50%, 05/15/13, Pool #433742....        250,111
     84,232     6.50%, 05/15/13, Pool #450021....         85,653
    110,468     6.50%, 05/15/13, Pool #476292....        112,332
    294,324     6.50%, 10/15/13, Pool #434017....        299,289
  1,623,647     6.50%, 10/15/13, Pool #471586....      1,651,038
    113,145     6.50%, 10/15/13, Pool #484576....        115,054
    822,170     6.50%, 11/15/13, Pool #454228....        836,040
    677,564     6.50%, 11/15/13, Pool #477529....        688,994
    243,126     6.50%, 07/15/14, Pool #513006....        246,773
    751,357     6.50%, 08/15/14, Pool #510894....        762,627
    669,757     7.75%, 07/20/22, Pool #008022 (C)        684,619
  1,214,408     7.00%, 11/15/22, Pool #330551....      1,232,248
    957,051     7.00%, 10/15/23, Pool #369348....        970,507
     78,901     8.00%, 06/15/25, Pool #410041....         81,736
    126,197     8.00%, 10/15/25, Pool #399781....        130,731
     63,352     8.00%, 01/15/26, Pool #417061....         65,628
     98,815     8.00%, 02/15/26, Pool #423487....        102,365
  2,203,487     7.50%, 04/15/26, Pool #345614....      2,258,574
     32,326     8.00%, 05/15/26, Pool #423253....         33,467
     35,455     8.00%, 05/15/26, Pool #432681....         36,707
  3,722,793     7.00%, 06/15/26, Pool #780518....      3,765,829
    285,070     8.00%, 06/15/26, Pool #345638....        295,136
     40,713     7.50%, 02/15/27, Pool #433448....         41,705
    757,340     8.00%, 03/15/27, Pool #442009....        783,840
    873,301     6.50%, 06/15/28, Pool #476350....        866,751
    893,056     6.50%, 01/15/29, Pool #482909....        886,358
  2,834,772     7.00%, 01/15/29, Pool #499333....      2,864,878
  2,814,649     7.00%, 02/15/29, Pool #486937....      2,844,541
     22,005     6.50%, 03/15/29, Pool #464613....         21,840
  1,426,872     7.00%, 08/15/29, Pool #509742....      1,441,583
  1,038,074     7.00%, 09/15/29, Pool #510394....      1,048,777
    372,029     7.00%, 09/15/29, Pool #517865....        375,864
  1,224,139     7.50%, 09/15/29, Pool #466158....      1,253,212
    435,418     7.00%, 10/15/29, Pool #510559....        439,908
    216,793     7.00%, 02/15/30, Pool #516433....        219,028
  1,481,236     7.00%, 02/15/30, Pool #528631....      1,496,508
    863,684     7.50%, 03/15/30, Pool #515605....        884,197
    941,901     7.50%, 03/15/30, Pool #529283....        964,271
  4,941,283     8.50%, 06/15/30, Pool #532293....      5,151,288
                                                   -------------
                                                      36,977,249
                                                   -------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.78%

    404,034     6.50%, 05/01/06, Pool #348137....        407,670
    760,265     6.60%, 11/01/07, Pool #375483....        782,922
    889,553     6.57%, 12/01/07, Pool #375567....        914,458
  1,077,081     6.58%, 12/01/07, Pool #380013....      1,108,135
  1,460,538     6.12%, 10/01/08, Pool #380999....      1,477,382
  2,240,800     6.50%, 05/01/11, Pool #250554....      2,263,903
  1,540,565     6.00%, 05/01/13, Pool #424339....      1,528,041
  1,103,344     6.00%, 12/25/16, Series G22, Class G   1,097,132


  PAR VALUE                                              VALUE
 ----------                                           ---------


                FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)

 $1,033,279     6.75%, 04/25/21, Pool #0096-4....  $   1,039,407
  3,730,889     6.50%, 06/01/28, Pool #431718....      3,697,087
    984,241     6.00%, 06/01/29, Pool #500303....        952,863
    955,991     6.00%, 07/01/29, Pool #501225....        925,514
  1,738,068     8.00%, 02/01/30, Pool #526338....      1,796,728
    533,945     8.00%, 02/01/30, Pool #529898....        551,966
  1,878,429     7.00%, 03/01/30, Pool #534267....      1,893,100
  1,708,782     7.50%, 03/01/30, Pool #530327....      1,743,487
  2,013,143     8.00%, 03/01/30, Pool #533977....      2,081,086
  6,382,112     8.00%, 04/01/30, Pool #537033....      6,597,508
                                                   -------------
                                                      30,858,389
                                                   -------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.50%

    278,694     7.75%, 09/01/05, Pool #140661....        284,814
  1,789,329     7.00%, 12/01/14, Pool #E79780, Gold    1,830,144
  3,000,000     6.00%, 04/15/22, Pool #2118QC....      2,964,360
  2,137,207     6.00%, 11/01/28, Pool #C00680, Gold    2,067,064
  2,476,050     8.00%, 06/01/30, Pool #C39573, Gold    2,561,920
                                                   -------------
                                                       9,708,302
                                                   -------------

                STRUCTURED MORTGAGE PRODUCT - 0.43%

    690,126     Prudential Home Mortgage Securities
                Series 1993-38, Class A-3, CMO
                6.15%, 09/25/23..................        694,005
  2,039,337     Rural Housing Trust
                Series 1987-1, Class 1-D, CMO
                6.33%, 04/01/26..................      2,051,430
                                                   -------------
                                                       2,745,435
                                                   -------------
                TOTAL MORTGAGE-BACKED SECURITIES      80,289,375
                                                   -------------
                (Cost $78,321,269)

ASSET-BACKED SECURITIES - 8.67%

  2,050,000     American Express Credit Account
                Master Trust Series 1999-1, Class A
                5.60%, 11/15/06..................      2,064,719
  2,500,000     Chase Manhattan Auto Owner
                Series 2000-A, Class A3
                6.21%, 12/15/04..................      2,557,200
  3,000,000     Chemical Master Credit Card Trust
                Series 1995-3, Class A
                6.23%, 04/15/05..................      3,051,540
  2,000,000     Chemical Master Credit Card Trust I
                Series 1996-2, Class A
                5.98%, 09/15/08..................      2,009,360
  1,700,000     Citibank Credit Card Issuance Trust
                Series 2000-A1, Class A1
                6.90%, 10/17/07..................      1,775,735
  3,000,000     Citibank Credit Card Master Trust
                Series 1998-9, Class A
                5.30%, 01/09/06..................      3,000,000
  3,295,000     Citibank Credit Card Master Trust
                Series 1999-7, Class A
                6.65%, 11/15/06..................      3,406,206


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       27

HIGH QUALITY BOND FUND

APRIL 30, 2001 (UNAUDITED)


  PAR VALUE                                              VALUE
 ----------                                           ---------


ASSET-BACKED SECURITIES (CONTINUED)

 $4,000,000     Citibank Credit Card Master Trust I
                Series 1999-2, Class A
                5.88%, 03/10/11..................  $   3,922,840
  6,000,000     DaimlerChrysler Auto Trust
                Series 2000-C, Class A4
                6.85%, 11/06/05..................      6,249,343
  2,000,000     Discover Card Master Trust
                Series 1999-3, Class A
                5.13%, 09/16/04..................      2,000,620
  6,500,000     Ford Credit Auto Owner Trust
                Series 1999-D, Class A5
                6.52%, 09/15/03..................      6,625,905
  3,000,000     Ford Credit Auto Owner Trust
                Series 2000-A, Class A4
                7.09%, 11/17/03..................      3,068,430
  1,800,000     Ford Credit Auto Owner Trust
                Series 2000-C, Class A4
                7.24%, 02/15/04..................      1,853,424
  3,000,000     Ford Credit Auto Owner Trust
                Series 2000-F, Class A2
                6.56%, 05/15/04..................      3,089,040
  3,000,000     MBNA Master Credit Card Trust
                Series 1998-J, Class A
                5.25%, 02/15/06..................      3,009,360
  3,000,000     MBNA Master Credit Card Trust
                Series 1999-M, Class A
                6.60%, 04/16/07..................      3,111,452
  5,000,000     USAA Auto Owner Trust
                Series 2000-1, Class A4
                6.98%, 06/15/05..................      5,217,388
                                                   -------------
                TOTAL ASSET-BACKED SECURITIES ...     56,012,562
                                                   -------------
                (Cost $54,352,334)

FOREIGN BONDS - 5.77%

  2,800,000     European Investment Bank
                5.63%, 01/24/06 (F)..............      2,815,120
  2,750,000     Government of Canada
                5.63%, 02/19/03 (F)..............      2,794,000
  1,500,000     Heinz (H.J.) Co.
                5.75%, 02/03/03 (E)..............      1,512,900
  3,395,000     Hydro-Quebec
                8.63%, 05/20/02 (E)..............      3,523,331
  2,230,000     Inter-American Development Bank
                7.00%, 06/16/03 (F)..............      2,330,350
  1,575,000     Inter-American Development Bank
                Bank Note
                5.38%, 01/18/06 (F)..............      1,576,969
  3,300,000     Inter-American Development Bank,
                Yankee
                6.80%, 10/15/25 (F)..............      3,394,875
  3,000,000     International Bank of
                Reconstruction & Development,
                Unsubordinated Note
                7.00%, 01/27/05 (F)..............      3,176,250
  2,850,000     Province of Manitoba, Series EF,
                Debenture
                5.50%, 10/01/08 (F)..............      2,789,438
  2,525,000     Province of Manitoba, Series EM
                Unsubordinated Note
                7.50%, 02/22/10 (F)..............      2,754,803


  PAR VALUE                                              VALUE
 ----------                                           ---------


FOREIGN BONDS (CONTINUED)

$ 3,395,000     Province of Ontario,
                Senior Unsubordinated Note
                7.38%, 01/27/03 (F)..............  $   3,543,531
  7,300,000     Province of Quebec
                Senior Unsubordinated Note
                5.75%, 02/15/09 (F)..............      7,062,750
                                                   -------------
                TOTAL FOREIGN BONDS .............     37,274,317
                                                   -------------
                (Cost $36,115,272)

MUNICIPAL SECURITIES - 0.72%


                NEW JERSEY - 0.40%

  2,500,000     New Jersey Economic Development
                Authority, Series A
                7.43%, 02/15/29..................      2,628,125
                                                   -------------

                TEXAS - 0.32%

  2,000,000     Texas State, Series B
                6.05%, 12/01/02..................      2,035,000
                                                   -------------
                TOTAL MUNICIPAL SECURITIES ......      4,663,125
                                                   -------------
                (Cost $4,726,535)

REPURCHASE AGREEMENT - 1.67%

 10,789,000     Repurchase Agreement with:
                Credit Suisse First Boston Corp.
                4.50%, Due 05/01/2001, dated 04/30/2001
                Repurchase Price $10,790,349
                (Collateralized by U.S. Treasury
                Bonds & Notes, 5.63% - 8.38%,
                Due 08/15/2001 - 11/15/2027;
                Total Par $10,553,304
                Market Value $11,004,819)........     10,789,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......     10,789,000
                                                   -------------
                (Cost $10,789,000)
TOTAL INVESTMENTS - 99.18%.......................    640,770,342
                                                   -------------
(Cost $630,171,532)
NET OTHER ASSETS AND LIABILITIES - 0.82%.........      5,312,380
                                                   -------------
NET ASSETS - 100.00%.............................  $ 646,082,722
                                                   =============

--------------------------------------------------------------------------------
(A)    Discount yield at time of purchase.
(B) Stripped securities represent the splitting of cash flows into interest and principal. Holders, as indicated, are entitled to that portion of the payment representing interest only or principal only.
(C) Floating rate note. Interest rate shown reflects rate in effect on April 30, 2001.
(D) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. On April 30, 2001, these securities amounted to $16,105,625 or 2.49% of net assets.
(E)    Euro-Dollar Bond
(F)    U.S. Dollar-Denominated
CMO    Collateralized Mortgage Obligation
MBIA   Municipal Bond Insurance Association
MTN    Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       28

                       This page left blank intentionally.

GALAXY TAXABLE BOND FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2001 (UNAUDITED)


                                                                              INTERMEDIATE
                                                                SHORT-TERM     GOVERNMENT      CORPORATE     HIGH QUALITY
                                                                 BOND FUND     INCOME FUND     BOND FUND       BOND FUND
                                                              -------------  -------------  --------------  -------------

ASSETS:
   Investments (Note 2):
     Investments at cost..................................    $ 103,619,702  $ 492,428,452   $ 101,814,094  $ 619,382,532
   Repurchase agreements..................................       16,643,000      8,840,000       5,376,000     10,789,000
   Net unrealized appreciation on investments.............        1,561,940     10,069,010         760,893     10,598,810
                                                              -------------  -------------  --------------  -------------
     Total investments at value...........................      121,824,642    511,337,462     107,950,987    640,770,342
   Cash...................................................           49,520         13,009           2,991         29,474
   Receivable for investments sold........................               --      2,217,756              --      1,372,897
   Receivable for shares sold.............................          539,390      4,238,907         352,981        600,681
   Interest and dividend receivables......................        1,166,371      6,316,229       1,535,748      9,324,245
                                                              -------------  -------------  --------------  -------------
     Total Assets.........................................      123,579,923    524,123,363     109,842,707    652,097,639
                                                              -------------  -------------  --------------  -------------

LIABILITIES:
   Dividends payable......................................          280,923      1,904,217         282,287      1,910,658
   Payable for investments purchased......................               --      3,228,907       1,982,849      1,328,846
   Payable for shares repurchased.........................          172,758        638,238         324,286      2,342,590
   Advisory fee payable (Note 3)..........................           50,876        235,385          46,603        294,064
   Payable to Fleet affiliates (Note 3)...................            3,622         12,145           3,220         28,851
   Payable to Administrator (Note 3)......................           17,188         52,250          10,577         60,457
   Trustees' fees and expenses payable (Note 3)...........            3,381         15,572           4,233         12,288
   Accrued expenses and other payables....................           23,417         20,325          42,345         37,163
                                                              -------------  -------------  --------------  -------------
     Total Liabilities....................................          552,165      6,107,039       2,696,400      6,014,917
                                                              -------------  -------------  --------------  -------------
NET ASSETS................................................    $ 123,027,758  $ 518,016,324   $ 107,146,307  $ 646,082,722
                                                              =============  =============  ==============  =============


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       30

GALAXY TAXABLE BOND FUNDS

APRIL 30, 2001 (UNAUDITED)

                                                                              INTERMEDIATE
                                                                SHORT-TERM     GOVERNMENT      CORPORATE     HIGH QUALITY
                                                                 BOND FUND     INCOME FUND     BOND FUND       BOND FUND
                                                              -------------  -------------  --------------  -------------

NET ASSETS CONSIST OF:
   Par value (Note 5).....................................    $      12,218  $      50,597   $      10,252  $      60,609
   Paid-in capital in excess of par value.................      129,861,066    544,002,435     109,579,613    649,894,734
   Undistributed net investment income....................           10,416        284,447           4,954         69,744
   Accumulated net realized loss on investments sold......       (8,417,882)   (36,390,165)     (3,209,405)   (14,541,175)
   Unrealized appreciation of investments.................        1,561,940     10,069,010         760,893     10,598,810
                                                              -------------  -------------  --------------  -------------
TOTAL NET ASSETS..........................................    $ 123,027,758  $ 518,016,324   $ 107,146,307  $ 646,082,722
                                                              =============  =============  ==============  =============

Retail A Shares:
Net Assets................................................    $  19,789,295  $  47,151,767  $           --  $  33,877,648
Shares of beneficial interest outstanding.................        1,965,354      4,605,587              --      3,178,083
NET ASSET VALUE and redemption price per share............    $       10.07  $       10.24  $           --  $       10.66
Sales charge - 4.75% of offering price....................             0.50           0.51              --           0.53
                                                              -------------  -------------  --------------  -------------
Maximum offering price per share..........................    $       10.57  $       10.75  $           --  $       11.19
                                                              =============  =============  ==============  =============

Retail B Shares:
Net Assets................................................    $   1,155,836  $   2,523,733             N/A  $   6,452,981
Shares of beneficial interest outstanding.................          114,793        246,508             N/A        605,349
                                                              -------------  -------------  --------------  -------------
NET ASSET VALUE and offering price per share*.............    $       10.07  $       10.24             N/A  $       10.66
                                                              =============  =============  ==============  =============

Trust Shares:
Net Assets................................................    $  84,553,138  $ 456,264,590  $  107,146,307  $ 597,881,629
Shares of beneficial interest outstanding.................        8,397,348     44,565,528      10,252,265     56,087,323
                                                              -------------  -------------  --------------  -------------
NET ASSET VALUE, offering and redemption price per share..    $       10.07  $       10.24  $        10.45  $       10.66
                                                              =============  =============  ==============  =============

Prime A Shares:
Net Assets................................................    $          --  $          --             N/A  $      35,560
Shares of beneficial interest outstanding.................               --             --             N/A          3,336
NET ASSET VALUE and redemption price per share............    $          --  $          --             N/A  $       10.66
Sales charge - 4.75% of offering price....................               --             --             N/A           0.53
                                                              -------------  -------------  --------------  -------------
Maximum offering price per share..........................    $          --  $          --             N/A  $       11.19
                                                              =============  =============  ==============  =============

Prime B Shares:
Net Assets................................................    $          --  $          --             N/A  $     316,630
Shares of beneficial interest outstanding.................               --             --             N/A         29,703
                                                              -------------  -------------  --------------  -------------
NET ASSET VALUE and offering price per share*.............    $          --  $          --             N/A  $       10.66
                                                              =============  =============  ==============  =============

BKB Shares:
Net Assets................................................    $  17,529,489  $  12,076,234             N/A  $   7,518,274
Shares of beneficial interest outstanding.................        1,740,964      1,179,540             N/A        705,299
                                                              -------------  -------------  --------------  -------------
NET ASSET VALUE, offering and redemption price per share..    $       10.07  $       10.24             N/A  $       10.66
                                                              =============  =============  ==============  =============

--------------------------------------------------------------------------------
*Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       31

GALAXY TAXABLE BOND FUNDS

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)

                                                                            INTERMEDIATE
                                                           SHORT-TERM        GOVERNMENT        CORPORATE       HIGH QUALITY
                                                            BOND FUND        INCOME FUND       BOND FUND         BOND FUND
                                                         --------------    -------------     -------------    -------------

INVESTMENT INCOME:
   Interest (Note 2).................................    $    3,920,544    $  16,639,787     $   3,218,280    $  20,419,469
                                                         --------------    -------------     -------------    -------------
     Total investment income.........................         3,920,544       16,639,787         3,218,280       20,419,469
                                                         --------------    -------------     -------------    -------------

EXPENSES:
   Investment advisory fee (Note 3)..................           460,488        1,937,012           361,392        2,352,278
   Administration fee (Note 3).......................            41,137          173,040            32,284          210,137
   Custodian fee.....................................             8,595           19,527             8,640           21,459
   Fund accounting fee (Note 3)......................            28,662           61,815            24,884           60,938
   Professional fees (Note 3)........................             1,957           17,584             8,691           20,175
   Transfer agent fee (Note 3).......................            45,341           70,458            21,737          212,542
   Shareholder servicing and 12b-1 fees (Note 3).....            32,521           51,483                --           55,614
   Trustees' fees and expenses (Note 3)..............             1,263            4,625               698            4,384
   Reports to shareholders...........................            16,246           41,208            11,195           36,589
   Miscellaneous.....................................            39,075           28,091             8,502           52,881
                                                         --------------    -------------     -------------    -------------
     Total expenses before reimbursement/waiver......           675,285        2,404,843           478,023        3,026,997
                                                         --------------    -------------     -------------    -------------
     Less: reimbursement/waiver (Note 4).............          (178,333)        (526,334)          (99,342)        (636,046)
                                                         --------------    -------------     -------------    -------------
     Total expenses net of reimbursement/waiver......           496,952        1,878,509           378,681        2,390,951
                                                         --------------    -------------     -------------    -------------
NET INVESTMENT INCOME................................         3,423,592       14,761,278         2,839,599       18,028,518
                                                         --------------    -------------     -------------    -------------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS (NOTE 5 & 6):
Net realized gain on investments sold................           639,270        3,536,633           255,785        5,260,242
Net change in unrealized appreciation of investments.         2,016,295       11,530,445         2,487,274       12,544,752
                                                         --------------    -------------     -------------    -------------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS....................................         2,655,565       15,067,078         2,743,059       17,804,994
                                                         --------------    -------------     -------------    -------------

NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS.........................    $    6,079,157    $  29,828,356     $   5,582,658    $  35,833,512
                                                         ==============    =============     =============    =============


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       32

GALAXY TAXABLE BOND FUNDS

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                 INTERMEDIATE GOVERNMENT
                                                                   SHORT-TERM BOND FUND                 INCOME FUND
                                                                --------------------------      ---------------------------
                                                                 SIX MONTHS                       SIX MONTHS
                                                                    ENDED       YEAR ENDED           ENDED       YEAR ENDED
                                                               APRIL 30, 2001   OCTOBER 31,     APRIL 30, 2001   OCTOBER 31,
                                                                 (UNAUDITED)       2000           (UNAUDITED)       2000
                                                                ------------    ------------      -----------   ------------

NET ASSETS AT BEGINNING OF PERIOD.............................  $124,308,458    $ 56,903,078     $513,267,426   $292,417,679
                                                                ------------    ------------     ------------   ------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income......................................     3,423,592       4,478,231       14,761,278     21,903,295
   Net realized gain (loss) on investments sold...............       639,270        (510,764)       3,536,633     (2,882,294)
   Net change in unrealized appreciation of investments.......     2,016,295       1,195,272       11,530,445      8,711,539
                                                                ------------    ------------     ------------   ------------
     Net increase in net assets resulting from operations.....     6,079,157       5,162,739       29,828,356     27,732,540
                                                                ------------    ------------     ------------   ------------

DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
     Net investment income....................................      (543,370)     (1,178,804)      (1,288,950)    (2,901,993)
                                                                ------------    ------------     ------------   ------------

   RETAIL B SHARES:
     Net investment income....................................       (24,066)        (45,593)         (50,401)       (69,431)
                                                                ------------    ------------     ------------   ------------

   TRUST SHARES:
     Net investment income....................................    (2,347,714)     (3,037,024)     (13,073,632)   (19,066,951)
                                                                ------------    ------------     ------------   ------------

   BKB SHARES:
     Net investment income....................................      (508,442)       (418,520)        (348,295)      (282,902)
                                                                ------------    ------------     ------------   ------------

   Total Dividends to shareholders............................    (3,423,592)     (4,679,941)     (14,761,278)   (22,321,277)
                                                                ------------    ------------     ------------   ------------

NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS (1)...........    (3,936,265)     66,922,582      (10,318,180)   215,438,484
                                                                ------------    ------------     ------------   ------------
   Net increase (decrease) in net assets......................    (1,280,700)     67,405,380        4,748,898    220,849,747
                                                                ------------    ------------     ------------   ------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A)................  $123,027,758    $124,308,458     $518,016,324   $513,267,426
                                                                ============    ============     ============   ============

(A) Undistributed net investment income.......................  $     10,416    $     10,416     $    284,447   $    284,447
                                                                ============    ============     ============   ============


--------------------------------------------------------------------------------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 35 - 36.


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       33

GALAXY TAXABLE BOND FUNDS

                                                                      CORPORATE BOND FUND          HIGH QUALITY BOND FUND
                                                                 ---------------------------    ---------------------------
                                                                  SIX MONTHS                     SIX MONTHS
                                                                     ENDED       YEAR ENDED         ENDED       YEAR ENDED
                                                                APRIL 30, 2001   OCTOBER 31,   APRIL 30, 2001   OCTOBER 31,
                                                                  (UNAUDITED)       2000         (UNAUDITED)       2000
                                                                 ------------    -----------    ------------   ------------
NET ASSETS AT BEGINNING OF PERIOD.............................   $ 89,599,943    $79,382,000    $605,913,399   $287,566,327
                                                                 ------------    -----------    ------------   ------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income......................................      2,839,599      5,149,111      18,028,518     24,236,328
   Net realized gain (loss) on investments sold...............        255,785       (722,205)      5,260,242     (3,929,042)
   Net change in unrealized appreciation of investments.......      2,487,274        598,236      12,544,752     11,034,381
                                                                 ------------    -----------    ------------   ------------
     Net increase in net assets resulting from operations.....      5,582,658      5,025,142      35,833,512     31,341,667
                                                                 ------------    -----------    ------------   ------------

DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
     Net investment income....................................             --             --        (949,161)    (2,167,004)
     Net realized gain on investments.........................             --             --              --             --
                                                                 ------------    -----------    ------------   ------------
       Total Dividends........................................             --             --        (949,161)    (2,167,004)
                                                                 ------------    -----------    ------------   ------------

   RETAIL B SHARES:
     Net investment income....................................            N/A            N/A        (149,901)      (310,534)
     Net realized gain on investments.........................            N/A            N/A              --             --
                                                                 ------------    -----------    ------------   ------------
       Total Dividends........................................            N/A            N/A        (149,901)      (310,534)
                                                                 ------------    -----------    ------------   ------------

   TRUST SHARES:
     Net investment income....................................     (2,839,599)    (5,409,494)    (16,705,544)   (21,835,257)
     Net realized gain on investments.........................             --             --              --             --
                                                                 ------------    -----------    ------------   ------------
       Total Dividends........................................     (2,839,599)    (5,409,494)    (16,705,544)   (21,835,257)
                                                                 ------------    -----------    ------------   ------------

   PRIME A SHARES:
     Net investment income....................................            N/A            N/A            (961)          (937)
     Net realized gain on investments.........................            N/A            N/A              --             --
                                                                 ------------    -----------    ------------   ------------
       Total Dividends........................................            N/A            N/A            (961)          (937)
                                                                 ------------    -----------    ------------   ------------

   PRIME B SHARES:
     Net investment income....................................            N/A            N/A          (6,075)       (13,849)
     Net realized gain on investments.........................            N/A            N/A              --             --
                                                                 ------------    -----------    ------------   ------------
       Total Dividends........................................            N/A            N/A          (6,075)       (13,849)
                                                                 ------------    -----------    ------------   ------------

   BKB SHARES:
     Net investment income....................................            N/A            N/A        (216,876)      (187,125)
     Net realized gain on investments.........................            N/A            N/A              --             --
                                                                 ------------    -----------    ------------   ------------
       Total Dividends........................................            N/A            N/A        (216,876)      (187,125)
                                                                 ------------    -----------    ------------   ------------

   Total Dividends to shareholders............................     (2,839,599)    (5,409,494)    (18,028,518)   (24,514,706)
                                                                 ------------    -----------    ------------   ------------

NET INCREASE FROM SHARE TRANSACTIONS (1)......................     14,803,305     10,602,295      22,364,329    311,520,111
                                                                 ------------    -----------    ------------   ------------
   Net increase in net assets.................................     17,546,364     10,217,943      40,169,323    318,347,072
                                                                 ------------    -----------    ------------   ------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A)................   $107,146,307    $89,599,943    $646,082,722   $605,913,399
                                                                 ============    ===========    ============   ============

(A) Undistributed net investment income.......................   $      4,954    $     4,954    $     69,744   $     69,744
                                                                 ============    ===========    ============   ============

--------------------------------------------------------------------------------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets -- Capital Stock Activity on page 37.


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       34

GALAXY TAXABLE BOND FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
CAPITAL STOCK ACTIVITY


                                                                                         SHORT-TERM BOND FUND
                                                                        --------------------------------------------------------
                                                                             SIX MONTHS ENDED                YEAR ENDED
                                                                        APRIL 30, 2001 (UNAUDITED)        OCTOBER 31, 2000
                                                                        ----------    ------------    ----------    ------------
                                                                          SHARES         DOLLARS        SHARES         DOLLARS
                                                                        ----------    ------------    ----------    ------------

RETAIL A SHARES:
Sold .............................................................         494,612    $  4,935,125     1,870,282    $ 18,332,555
Issued to shareholders in reinvestment of dividends...............          46,234         463,261       100,699         985,283
Repurchased.......................................................        (644,786)     (6,446,271)   (2,401,242)    (23,529,002)
                                                                        ----------    ------------    ----------    ------------
   Net decrease in shares outstanding.............................        (103,940)   $ (1,047,885)     (430,261)   $ (4,211,164)
                                                                        ==========    ============    ==========    ============

RETAIL B SHARES:
Sold .............................................................          40,977    $    407,839        39,239    $    385,612
Issued to shareholders in reinvestment of dividends...............           2,041          20,473         3,709          36,233
Repurchased.......................................................         (13,427)       (133,993)      (40,101)       (391,961)
                                                                        ----------    ------------    ----------    ------------
   Net increase in shares outstanding.............................          29,591    $    294,319         2,847    $     29,884
                                                                        ==========    ============    ==========    ============

TRUST SHARES:
Sold .............................................................         978,412    $  9,808,270       722,435    $  7,073,517
Issued in connection with acquisition (Note 9)....................              --              --    11,061,444     108,194,361
Issued to shareholders in reinvestment of dividends...............          74,738         748,980       119,604       1,171,436
Repurchased.......................................................      (1,166,363)    (11,675,736)   (6,580,694)    (64,377,825)
                                                                        ----------    ------------    ----------    ------------
   Net increase (decrease) in shares outstanding..................        (113,213)   $ (1,118,486)    5,322,789    $ 52,061,489
                                                                        ==========    ============    ==========    ============

BKB SHARES:
Sold .............................................................          66,456    $    666,540        89,665    $    874,213
Issued in connection with acquisition (Note 9)....................              --              --     2,139,391      20,925,840
Issued to shareholders in reinvestment of dividends...............          43,152         432,324        37,415         367,676
Repurchased.......................................................        (316,642)     (3,163,077)     (318,473)     (3,125,356)
                                                                        ----------    ------------    ----------    ------------
   Net increase (decrease) in shares outstanding..................        (207,034)   $ (2,064,213)    1,947,998    $ 19,042,373
                                                                        ==========    ============    ==========    ============


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       35

GALAXY TAXABLE BOND FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
CAPITAL STOCK ACTIVITY (CONTINUED)


                                                                                  INTERMEDIATE GOVERNMENT INCOME FUND
                                                                        --------------------------------------------------------
                                                                             SIX MONTHS ENDED                YEAR ENDED
                                                                        APRIL 30, 2001 (UNAUDITED)        OCTOBER 31, 2000
                                                                        ----------    ------------    ----------    ------------
                                                                          SHARES         DOLLARS        SHARES         DOLLARS
                                                                        ----------    ------------    ----------    ------------

RETAIL A SHARES:
Sold .............................................................         584,552    $  5,970,037       727,407    $  7,106,776
Issued to shareholders in reinvestment of dividends...............         101,671       1,041,423       233,635       2,287,887
Repurchased.......................................................        (861,265)     (8,800,958)   (1,908,768)    (18,681,570)
                                                                        ----------    ------------    ----------    ------------
   Net decrease in shares outstanding.............................        (175,042)   $ (1,789,498)     (947,726)   $ (9,286,907)
                                                                        ==========    ============    ==========    ============

RETAIL B SHARES:
Sold .............................................................         125,886    $  1,279,810       103,897    $  1,017,002
Issued to shareholders in reinvestment of dividends...............           4,515          46,277         6,546          64,247
Repurchased.......................................................         (61,359)       (624,921)      (43,079)       (422,731)
                                                                        ----------    ------------    ----------    ------------
   Net increase (decrease) in shares outstanding..................          69,042    $    701,166        67,364    $    658,518
                                                                        ==========    ============    ==========    ============

TRUST SHARES:
Sold..............................................................       8,220,716    $ 84,474,146     4,754,155    $ 46,237,557
Issued in connection with acquisition (Note 9)....................              --              --    23,087,034     227,157,843
Issued to shareholders in reinvestment of dividends...............         187,008       1,915,968       386,986       3,791,756
Repurchased.......................................................      (9,237,897)    (94,875,522)   (6,666,272)    (65,420,940)
                                                                        ----------    ------------    ----------    ------------
   Net increase (decrease) in shares outstanding..................        (830,173)   $ (8,485,408)   21,561,903    $211,766,216
                                                                        ==========    ============    ==========    ============

PRIME A SHARES:
Sold .............................................................              --    $         --            --    $         --
Issued to shareholders in reinvestment of dividends...............              --              --            --              --
Repurchased.......................................................              --              --            --              --
                                                                        ----------    ------------    ----------    ------------
   Net increase in shares outstanding.............................              --    $         --            --    $         --
                                                                        ==========    ============    ==========    ============

PRIME B SHARES:
Sold .............................................................              --    $         --            --    $         --
Issued to shareholders in reinvestment of dividends...............              --              --            --              --
Repurchased.......................................................              --              --            --              --
                                                                        ----------    ------------    ----------    ------------
   Net increase (decrease) in shares outstanding..................              --    $         --            --    $         --
                                                                        ==========    ============    ==========    ============

BKB SHARES:
Sold .............................................................          14,529    $    147,061        18,730    $    164,371
Issued in connection with acquisition (Note 9)....................              --              --     1,590,993      15,654,093
Issued to shareholders in reinvestment of dividends...............          25,030         256,393        21,243         210,316
Repurchased.......................................................        (112,057)     (1,147,894)     (378,928)     (3,728,123)
                                                                        ----------    ------------    ----------    ------------
   Net increase (decrease) in shares outstanding..................         (72,498)   $   (744,440)    1,252,038    $ 12,300,657
                                                                        ==========    ============    ==========    ============

                                                                                            CORPORATE BOND FUND
                                                                         ---------------------------------------------------------
                                                                             SIX MONTHS ENDED                   YEAR ENDED
                                                                         APRIL 30, 2001 (UNAUDITED)          OCTOBER 31, 2000
                                                                         --------------------------     --------------------------
                                                                           SHARES         DOLLARS         SHARES          DOLLARS
                                                                         ----------    ------------     ----------    ------------

RETAIL A SHARES:
Sold .............................................................              N/A             N/A            N/A             N/A
Issued to shareholders in reinvestment of dividends...............              N/A             N/A            N/A             N/A
Repurchased.......................................................              N/A             N/A            N/A             N/A
                                                                         ----------    ------------     ----------    ------------
   Net decrease in shares outstanding.............................              N/A             N/A            N/A             N/A
                                                                         ==========    ============     ==========    ============

RETAIL B SHARES:
Sold .............................................................              N/A             N/A            N/A             N/A
Issued to shareholders in reinvestment of dividends...............              N/A             N/A            N/A             N/A
Repurchased.......................................................              N/A             N/A            N/A             N/A
                                                                         ----------    ------------     ----------    ------------
   Net increase (decrease) in shares outstanding..................              N/A             N/A            N/A             N/A
                                                                         ==========    ============     ==========    ============

TRUST SHARES:
Sold..............................................................        2,768,946    $ 28,927,650      2,978,094    $ 29,826,808
Issued in connection with acquisition (Note 9)....................               --              --             --              --
Issued to shareholders in reinvestment of dividends...............          114,380       1,195,655        250,577       2,518,842
Repurchased.......................................................       (1,466,393)    (15,320,000)    (2,163,149)    (21,743,355)
                                                                         ----------    ------------     ----------    ------------
   Net increase (decrease) in shares outstanding..................        1,416,933    $ 14,803,305      1,065,522    $ 10,602,295
                                                                         ==========    ============     ==========    ============

PRIME A SHARES:
Sold .............................................................              N/A             N/A            N/A             N/A
Issued to shareholders in reinvestment of dividends...............              N/A             N/A            N/A             N/A
Repurchased.......................................................              N/A             N/A            N/A             N/A
                                                                         ----------    ------------     ----------    ------------
   Net increase in shares outstanding.............................              N/A             N/A            N/A             N/A
                                                                         ==========    ============     ==========    ============

PRIME B SHARES:
Sold .............................................................              N/A             N/A            N/A             N/A
Issued to shareholders in reinvestment of dividends...............              N/A             N/A            N/A             N/A
Repurchased.......................................................              N/A             N/A            N/A             N/A
                                                                         ----------    ------------     ----------    ------------
   Net increase (decrease) in shares outstanding..................              N/A             N/A            N/A             N/A
                                                                         ==========    ============     ==========    ============

BKB SHARES:
Sold .............................................................              N/A             N/A            N/A             N/A
Issued in connection with acquisition (Note 9)....................              N/A             N/A            N/A             N/A
Issued to shareholders in reinvestment of dividends...............              N/A             N/A            N/A             N/A
Repurchased.......................................................              N/A             N/A            N/A             N/A
                                                                         ----------    ------------     ----------    ------------
   Net increase (decrease) in shares outstanding..................              N/A             N/A            N/A             N/A
                                                                         ==========    ============     ==========    ============

                                                                                         HIGH QUAILTY BOND FUND
                                                                         -------------------------------------------------------
                                                                              SIX MONTHS ENDED                  YEAR ENDED
                                                                         APRIL 30, 2001 (UNAUDITED)          OCTOBER 31, 2000
                                                                        --------------------------    --------------------------
                                                                         SHARES          DOLLARS        SHARES         DOLLARS
                                                                        ----------    ------------    ----------    ------------

RETAIL A SHARES:
Sold .............................................................         653,872    $  6,981,231       564,025    $  5,742,399
Issued to shareholders in reinvestment of dividends...............          77,499         829,531       188,937       1,924,737
Repurchased.......................................................        (782,430)     (8,375,807)   (1,710,958)    (17,391,998)
                                                                        ----------    ------------    ----------    ------------
   Net decrease in shares outstanding.............................         (51,059)   $   (565,045)     (957,996)   $ (9,724,862)
                                                                        ==========    ============    ==========    ============

RETAIL B SHARES:
Sold .............................................................         122,216    $  1,307,249       110,687    $  1,124,346
Issued to shareholders in reinvestment of dividends...............          10,671         114,244        22,692         230,997
Repurchased.......................................................         (85,353)       (910,377)     (214,813)     (2,182,371)
                                                                        ----------    ------------    ----------    ------------
   Net increase (decrease) in shares outstanding..................          47,534    $    511,116       (81,434)   $   (827,028)
                                                                        ==========    ============    ==========    ============

TRUST SHARES:
Sold..............................................................       7,996,277    $ 85,498,149    10,026,402    $102,157,244
Issued in connection with acquisition (Note 9)....................              --              --    28,577,262     292,464,740
Issued to shareholders in reinvestment of dividends...............         515,307       5,516,071       952,843       9,712,483
Repurchased.......................................................      (6,401,568)    (68,310,085)   (8,782,952)    (89,698,719)
                                                                        ----------    ------------    ----------    ------------
   Net increase (decrease) in shares outstanding..................       2,110,016    $ 22,704,135    30,773,555    $314,635,748
                                                                        ==========    ============    ==========    ============

PRIME A SHARES:
Sold .............................................................              --    $         --         2,302    $     23,773
Issued to shareholders in reinvestment of dividends...............              72             767            40             397
Repurchased.......................................................              --              --          (647)         (6,579)
                                                                        ----------    ------------    ----------    ------------
   Net increase in shares outstanding.............................              72    $        767         1,695    $     17,591
                                                                        ==========    ============    ==========    ============

PRIME B SHARES:
Sold .............................................................           6,198    $     66,200           907    $      9,150
Issued to shareholders in reinvestment of dividends...............             491           5,261         1,176          11,970
Repurchased.......................................................          (2,268)        (23,863)       (8,310)        (83,968)
                                                                        ----------    ------------    ----------    ------------
   Net increase (decrease) in shares outstanding..................           4,421    $     47,598        (6,227)   $    (62,848)
                                                                        ==========    ============    ==========    ============

BKB SHARES:
Sold .............................................................          16,596    $    177,081         7,621    $     78,057
Issued in connection with acquisition (Note 9)....................              --              --     1,055,977      10,807,053
Issued to shareholders in reinvestment of dividends...............          16,942         181,313        15,725         161,973
Repurchased.......................................................         (64,798)       (692,636)     (342,764)     (3,565,573)
                                                                        ----------    ------------    ----------    ------------
   Net increase (decrease) in shares outstanding..................         (31,260)   $   (334,242)      736,559    $  7,481,510
                                                                        ==========    ============    ==========    ============


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      36-37

SHORT-TERM BOND FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                      INCOME FROM INVESTMENT OPERATIONS                LESS DIVIDENDS
                                   ---------------------------------------   ------------------------------------

                                                     NET
                          NET                   REALIZED AND       TOTAL      DIVIDEND     DIVIDENDS
                     ASSET VALUE,      NET       UNREALIZED        FROM       FROM NET     FROM NET                   NET INCREASE
                       BEGINNING   INVESTMENT  GAIN (LOSS) ON   INVESTMENT   INVESTMENT    REALIZED       TOTAL    (DECREASE) IN NET
                       OF PERIOD   INCOME (A)    INVESTMENTS    OPERATIONS     INCOME    CAPITAL GAINS  DIVIDENDS     ASSET VALUE
                     ------------  ----------  --------------   ----------   ----------  -------------  ---------  -----------------
RETAIL A
04/30/01 (unaudited)   $   9.86    $   0.27       $   0.21       $   0.48      $ (0.27)    $   --        $ (0.27)      $   0.21
10/31/00                   9.86        0.52(4)        0.03           0.55        (0.55)        --          (0.55)            --
10/31/99                  10.10        0.49          (0.25)          0.24        (0.48)        --          (0.48)         (0.24)
10/31/98                  10.01        0.51           0.11           0.62        (0.53)        --          (0.53)          0.09
10/31/97                   9.99        0.53           0.02           0.55        (0.53)        --          (0.53)          0.02
10/31/96                  10.06        0.52          (0.07)          0.45        (0.52)        --          (0.52)         (0.07)

RETAIL B
04/30/01 (unaudited)       9.86        0.24           0.20           0.44        (0.23)        --          (0.23)          0.21
10/31/00                   9.86        0.45(4)        0.03           0.48        (0.48)        --          (0.48)            --
10/31/99                  10.10        0.42          (0.25)          0.17        (0.41)        --          (0.41)         (0.24)
10/31/98                  10.01        0.45           0.11           0.56        (0.47)        --          (0.47)          0.09
10/31/97                   9.99        0.46           0.03           0.49        (0.47)        --          (0.47)          0.02
10/31/96(1)               10.09        0.31          (0.10)          0.21        (0.31)        --          (0.31)         (0.10)

TRUST
04/30/01 (unaudited)       9.86        0.28           0.21           0.49        (0.28)        --          (0.28)          0.21
10/31/00                   9.86        0.54(4)        0.03           0.57        (0.57)        --          (0.57)            --
10/31/99                  10.10        0.51          (0.25)          0.26        (0.50)        --          (0.50)         (0.24)
10/31/98                  10.01        0.54           0.11           0.65        (0.56)        --          (0.56)          0.09
10/31/97                   9.99        0.54           0.02           0.56        (0.54)        --          (0.54)          0.02
10/31/96                  10.06        0.55          (0.07)          0.48        (0.55)        --          (0.55)         (0.07)

BKB
04/30/01 (unaudited)       9.86        0.28           0.21           0.49        (0.28)        --          (0.28)          0.21
10/31/00(2)                9.78        0.20(4)        0.08           0.28        (0.20)        --          (0.20)          0.08

                                                               RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                               ----------------------------------------------
                                                                  RATIO OF        RATIO OF       RATIO OF
                                                                NET INVESTMENT    OPERATING      OPERATING
                                                                   INCOME         EXPENSES       EXPENSES
                        NET ASSET                NET ASSETS,      INCLUDING       INCLUDING      EXCLUDING    PORTFOLIO
                          VALUE,       TOTAL    END OF PERIOD   REIMBURSMENT/   REIMBURSMENT/  REIMBURSMENT/  TURNOVER
                      END OF PERIOD  RETURN(3)    (IN 000S)        WAIVER          WAIVER         WAIVER        RATE
                      -------------  ---------  ------------    --------------  -------------  -------------  ---------
RETAIL A
04/30/01 (unaudited)     $  10.07      4.88%**    $ 19,789          5.38%*          1.00%*         1.26%*        52%**
10/31/00                     9.86      5.76%        20,394          5.31%           1.06%          1.29%        110%
10/31/99                     9.86      2.43%        24,653          4.86%           1.10%          1.30%        151%
10/31/98                    10.10      6.42%        29,067          5.07%           1.11%          1.31%        133%
10/31/97                    10.01      5.64%        27,961          5.29%           1.00%          1.21%        173%
10/31/96                     9.99      4.63%        33,388          5.22%           1.11%          1.35%        214%

RETAIL B
04/30/01 (unaudited)        10.07      4.51%**       1,156          4.68%*          1.70%*         1.96%*        52%**
10/31/00                     9.86      5.02%           840          4.61%           1.76%          2.01%        110%
10/31/99                     9.86      1.71%           812          4.17%           1.79%          2.08%        151%
10/31/98                    10.10      5.73%         1,087          4.40%           1.78%          1.99%        133%
10/31/97                    10.01      4.99%           905          4.56%           1.75%          2.01%        173%
10/31/96(1)                  9.99      2.12%**         260          4.73%*          1.77%*         1.98%*       214%**

TRUST
04/30/01 (unaudited)        10.07      5.00%**      84,553          5.63%*          0.75%*         1.01%*        52%**
10/31/00                     9.86      6.04%        83,876          5.56%           0.81%          1.04%        110%
10/31/99                     9.86      2.67%        31,438          5.10%           0.86%          1.06%        151%
10/31/98                    10.10      6.68%        38,071          5.33%           0.85%          1.05%        133%
10/31/97                    10.01      5.77%        49,837          5.43%           0.86%          1.07%        173%
10/31/96                     9.99      4.91%        58,227          5.49%           0.84%          1.08%        214%

BKB
04/30/01 (unaudited)        10.07      4.99%**      17,529          5.60%*          0.78%*         1.28%*        52%**
10/31/00(2)                  9.86      2.94%**      19,198          5.54%*          0.83%*         1.23%*       110%**

--------------------------------------------------------------------------------
*    Annualized
**   Not Annualized
(1)  The Fund began offering Retail B Shares on March 4, 1996.
(2)  The Fund began issuing BKB Shares on June 19, 2000.
(3) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(4) The selected per share data was calculated using the weighted average share outstanding method for the period.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the six months ended April 30, 2001 (unaudited) and the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.26,
     $0.50(4), $0.47, $0.49, $0.51 and $0.50, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the six months ended April 30, 2001 (unaudited) and the years ended October 31, 2000, 1999, 1998 and 1997 and the period ended October 31, 1996 were $0.23, $0.43(4), $0.39, $0.42, $0.44 and $0.29, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the six months ended April 30, 2001 (unaudited) and the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.27, $0.52(4),
     $0.49, $0.52, $0.52 and $0.53, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for BKB Shares for the six months ended April 30, 2001 (unaudited) and the period ended October 31, 2000 were $0.26 and $0.19(4).

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      38-39

INTERMEDIATE GOVERNMENT INCOME FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       INCOME FROM INVESTMENT OPERATIONS              LESS DIVIDENDS
                                     --------------------------------------  ------------------------------------

                                                       NET
                           NET                    REALIZED AND      TOTAL     DIVIDENDS    DIVIDENDS                NET INCREASE
                       ASSET VALUE,     NET        UNREALIZED       FROM      FROM NET     FROM NET                  (DECREASE)
                        BEGINNING    INVESTMENT  GAIN (LOSS) ON  INVESTMENT  INVESTMENT    REALIZED       TOTAL        IN NET
                        OF PERIOD    INCOME (A)    INVESTMENTS   OPERATIONS    INCOME    CAPITAL GAINS  DIVIDENDS    ASSET VALUE
                       ------------  ----------  --------------  ----------  ----------  -------------  ---------   ------------
RETAIL A
04/30/01 (unaudited)    $   9.95      $ 0.28        $  0.29       $  0.57     $ (0.28)      $  --        $ (0.28)     $  0.29
10/31/00                    9.86        0.55(4)        0.11          0.66       (0.57)         --          (0.57)        0.09
10/31/99                   10.50        0.54          (0.65)        (0.11)      (0.53)         --          (0.53)       (0.64)
10/31/98                   10.18        0.57           0.34          0.91       (0.59)         --          (0.59)        0.32
10/31/97                   10.06        0.59           0.12          0.71       (0.59)         --          (0.59)        0.12
10/31/96                   10.28        0.57          (0.22)         0.35       (0.57)         --          (0.57)       (0.22)

RETAIL B
04/30/01 (unaudited)        9.95        0.24           0.29          0.53       (0.24)         --          (0.24)        0.29
10/31/00                    9.85        0.48(4)        0.11          0.59       (0.49)         --          (0.49)        0.10
10/31/99(1)                10.50        0.47          (0.66)        (0.19)      (0.46)         --          (0.46)       (0.65)

TRUST
04/30/01 (unaudited)        9.95        0.29           0.29          0.58       (0.29)         --          (0.29)        0.29
10/31/00                    9.85        0.58(4)        0.11          0.69       (0.59)         --          (0.59)        0.10
10/31/99                   10.50        0.56          (0.65)        (0.09)      (0.56)         --          (0.56)       (0.65)
10/31/98                   10.18        0.59           0.35          0.94       (0.62)         --          (0.62)        0.32
10/31/97                   10.06        0.62           0.12          0.74       (0.62)         --          (0.62)        0.12
10/31/96                   10.28        0.60          (0.22)         0.38       (0.60)         --          (0.60)       (0.22)

BKB
04/30/01 (unaudited)        9.95        0.29           0.29          0.58       (0.29)         --          (0.29)        0.29
10/31/00(2)                 9.84        0.21(4)        0.11          0.32       (0.21)         --          (0.21)        0.11


                                                               RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                               ----------------------------------------------
                                                                   RATIO OF       RATIO OF       RATIO OF
                                                                NET INVESTMENT    OPERATING      OPERATING
                                                                    INCOME        EXPENSES       EXPENSES
                         NET ASSET                NET ASSETS,     INCLUDING       INCLUDING      EXCLUDING    PORTFOLIO
                          VALUE,        TOTAL    END OF PERIOD  REIMBURSMENT/   REIMBURSMENT/  REIMBURSMENT/  TURNOVER
                       END OF PERIOD  RETURN(3)    (IN 000S)        WAIVER         WAIVER         WAIVER        RATE
                       -------------  ---------  -------------  --------------  -------------  -------------  ---------
RETAIL A
04/30/01 (unaudited)     $  10.24      5.72%**    $   47,152         5.45%*         0.99%*         1.19%*         32%**
10/31/00                     9.95      7.01%          47,548         5.63%          0.97%          1.18%          99%
10/31/99                     9.86     (1.11)%         56,454         5.28%          0.97%          1.17%         184%
10/31/98                    10.50      9.22%          66,865         5.49%          1.01%          1.21%         205%
10/31/97                    10.18      7.33%          65,626         5.90%          1.02%          1.22%         128%
10/31/96                    10.06      3.58%          79,741         5.69%          1.04%          1.24%         235%

RETAIL B
04/30/01 (unaudited)        10.24      5.32%**         2,524         4.68%*         1.75%*         2.00%*         32%**
10/31/00                     9.95      6.22%           1,765         4.89%          1.71%          2.09%          99%
10/31/99(1)                  9.85     (1.78)%          1,084         4.61%          1.64%          2.14%         184%

TRUST
04/30/01 (unaudited)        10.24      5.87%**       456,265         5.74%*         0.69%*         0.89%*         32%**
10/31/00                     9.95      7.29%         451,501         5.90%          0.70%          0.90%          99%
10/31/99                     9.85     (0.86)%        234,880         5.53%          0.72%          0.92%         184%
10/31/98                    10.50      9.52%         239,763         5.77%          0.73%          0.93%         205%
10/31/97                    10.18      7.63%         209,215         6.19%          0.74%          0.94%         128%
10/31/96                    10.06      3.88%         213,750         5.98%          0.75%          0.95%         235%

BKB
04/30/01 (unaudited)        10.24      5.82%**        12,076         5.64%*         0.80%*         1.10%*         32%**
10/31/00(2)                  9.95      3.30%**        12,453         5.83%*         0.81%*         1.05%*         99%**

--------------------------------------------------------------------------------
*    Annualized
**   Not Annualized
(1)  The Fund began offering Retail B Shares on November 1, 1998.
(2)  The Fund began issuing BKB Shares on June 19, 2000.
(3) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(4) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the six months ended April 30, 2001 (unaudited) and the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.27,
     $0.58(4), $0.52, $0.55, $0.57 and $0.55, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the six months ended April 30, 2001 (unaudited) and the years ended October 31, 2000 and 1999 were $0.23, $0.35(4) and $0.42, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the six months ended April 30, 2001 (unaudited) and the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.27, $0.40(4),
     $0.54, $0.57, $0.60 and $0.58, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for BKB Shares for the six months ended April 30, 2001 (unaudited) and the period ended October 31, 2000 were $0.27 and $0.22(4).

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      40-41

CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       INCOME FROM INVESTMENT OPERATIONS               LESS DIVIDENDS
                                     --------------------------------------  ------------------------------------

                                                      NET
                           NET                    REALIZED AND     TOTAL     DIVIDENDS     DIVIDENDS
                      ASSET VALUE,       NET       UNREALIZED       FROM      FROM NET     FROM NET                   NET INCREASE
                        BEGINNING    INVESTMENT  GAIN (LOSS) ON  INVESTMENT  INVESTMENT    REALIZED       TOTAL    (DECREASE) IN NET
                        OF PERIOD    INCOME (A)   INVESTMENTS    OPERATIONS    INCOME    CAPITAL GAINS  DIVIDENDS     ASSET VALUE
                      ------------   ----------  --------------  ----------  ----------  -------------  ---------  -----------------
TRUST
04/30/01 (unaudited)   $   10.14      $  0.30       $  0.31       $  0.61     $  (0.30)     $   --       $ (0.30)      $  0.31
10/31/00                   10.22         0.61         (0.05)         0.56        (0.64)         --         (0.64)        (0.08)
10/31/99                   10.90         0.59         (0.68)        (0.09)       (0.59)         --         (0.59)        (0.68)
10/31/98                   10.63         0.62          0.30          0.92        (0.65)         --         (0.65)         0.27
10/31/97                   10.53         0.66          0.11          0.77        (0.66)      (0.01)        (0.67)         0.10
10/31/96                   10.74         0.64         (0.13)         0.51        (0.64)      (0.08)        (0.72)        (0.21)


                                                           RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                           ----------------------------------------------
                                                               RATIO OF       RATIO OF       RATIO OF
                                                            NET INVESTMENT    OPERATING      OPERATING
                                                                INCOME        EXPENSES       EXPENSES
                        NET ASSET             NET ASSETS,      INCLUDING      INCLUDING      EXCLUDING    PORTFOLIO
                         VALUE,       TOTAL  END OF PERIOD   REIMBURSMENT/  REIMBURSMENT/  REIMBURSMENT/  TURNOVER
                      END OF PERIOD  RETURN   (IN 000S)         WAIVER         WAIVER         WAIVER        RATE
                      -------------  ------  -------------  --------------  -------------  -------------  ---------
TRUST
04/30/01 (unaudited)     $  10.45     6.10%**  $ 107,146        5.89%*          0.79%*        0.99%*         41%**
10/31/00                    10.14     5.69%       89,600        6.01%           0.83%         1.03%          75%
10/31/99                    10.22    (0.82)%      79,382        5.62%           0.85%         1.05%         206%
10/31/98                    10.90     8.96%       83,565        5.80%           0.82%         1.02%         155%
10/31/97                    10.63     7.56%       91,728        6.27%           0.80%         1.00%          37%
10/31/96                    10.53     5.00%      107,728        6.13%           0.85%         1.05%          84%

--------------------------------------------------------------------------------
*    Annualized
**   Not Annualized
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for the six months ended April 30, 2001 (unaudited) and the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.30, $0.60, $0.57, $0.60, $0.64 and
     $0.62, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      42-43

HIGH QUALITY BOND FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       INCOME FROM INVESTMENT OPERATIONS               LESS DIVIDENDS
                                     --------------------------------------  ------------------------------------

                                                      NET
                           NET                    REALIZED AND     TOTAL     DIVIDENDS     DIVIDENDS
                      ASSET VALUE,       NET       UNREALIZED       FROM      FROM NET     FROM NET                   NET INCREASE
                        BEGINNING    INVESTMENT  GAIN (LOSS) ON  INVESTMENT  INVESTMENT    REALIZED       TOTAL    (DECREASE) IN NET
                        OF PERIOD    INCOME (A)   INVESTMENTS    OPERATIONS    INCOME    CAPITAL GAINS  DIVIDENDS     ASSET VALUE
                      ------------   ----------  --------------  ----------  ----------  -------------  ---------  -----------------
RETAIL A
04/30/01 (unaudited)     $ 10.35      $  0.29       $  0.31       $  0.60     $ (0.29)      $   --       $ (0.29)      $  0.31
10/31/00                   10.25         0.59          0.11          0.70       (0.60)          --         (0.60)         0.10
10/31/99                   11.20         0.57         (0.86)        (0.29)      (0.57)       (0.09)        (0.66)        (0.95)
10/31/98                   10.70         0.58          0.50          1.08       (0.58)          --         (0.58)         0.50
10/31/97                   10.47         0.60          0.23          0.83       (0.60)          --         (0.60)         0.23
10/31/96                   10.63         0.59         (0.16)         0.43       (0.59)          --         (0.59)        (0.16)

RETAIL B
04/30/01 (unaudited)       10.35         0.26          0.31          0.57       (0.26)          --         (0.26)         0.31
10/31/00                   10.25         0.52          0.11          0.63       (0.53)          --         (0.53)         0.10
10/31/99                   11.20         0.50         (0.86)        (0.36)      (0.50)       (0.09)        (0.59)        (0.95)
10/31/98                   10.70         0.51          0.51          1.02       (0.52)          --         (0.52)         0.50
10/31/97                   10.47         0.53          0.24          0.77       (0.54)          --         (0.54)         0.23
10/31/96(1)                10.72         0.36         (0.25)         0.11       (0.36)          --         (0.36)        (0.25)

TRUST
04/30/01 (unaudited)       10.35         0.31          0.31          0.62       (0.31)          --         (0.31)         0.31
10/31/00                   10.25         0.61          0.11          0.72       (0.62)          --         (0.62)         0.10
10/31/99                   11.20         0.58         (0.86)        (0.28)      (0.58)       (0.09)        (0.67)        (0.95)
10/31/98                   10.70         0.59          0.50          1.09       (0.59)          --         (0.59)         0.50
10/31/97                   10.47         0.61          0.23          0.84       (0.61)          --         (0.61)         0.23
10/31/96                   10.63         0.62         (0.16)         0.46       (0.62)          --         (0.62)        (0.16)

A PRIME
04/30/01 (unaudited)       10.35         0.29          0.31          0.60       (0.29)          --         (0.29)         0.31
10/31/00                   10.25         0.57          0.12          0.69       (0.59)          --         (0.59)         0.10
10/31/99(2)                11.20         0.60         (0.89)        (0.29)      (0.57)       (0.09)        (0.66)        (0.95)

B PRIME
04/30/01 (unaudited)       10.35         0.25          0.31          0.56       (0.25)          --         (0.25)         0.31
10/31/00                   10.24         0.51          0.12          0.63       (0.52)          --         (0.52)         0.11
10/31/99(2)                11.20         0.49         (0.87)        (0.38)      (0.49)       (0.09)        (0.58)        (0.96)

BKB
04/30/01 (unaudited)       10.35         0.30          0.31          0.61       (0.30)          --         (0.30)         0.31
10/31/00(3)                10.23         0.23          0.12          0.35       (0.23)          --         (0.23)         0.12

                                                              RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                              ----------------------------------------------
                                                                  RATIO OF       RATIO OF       RATIO OF
                                                               NET INVESTMENT    OPERATING      OPERATING
                                                                   INCOME        EXPENSES       EXPENSES
                        NET ASSET                NET ASSETS,      INCLUDING      INCLUDING      EXCLUDING    PORTFOLIO
                         VALUE,       TOTAL     END OF PERIOD   REIMBURSMENT/  REIMBURSMENT/  REIMBURSMENT/  TURNOVER
                      END OF PERIOD  RETURN(4)   (IN 000S)         WAIVER         WAIVER         WAIVER        RATE
                      -------------  ------     -------------  --------------  -------------  -------------  ---------
RETAIL A
04/30/01 (unaudited)     $ 10.66      5.83%**     $  33,878        5.50%*          1.00%*         1.20%*         31%**
10/31/00                   10.35      7.04%          33,429        5.76%           1.01%          1.23%         104%
10/31/99                   10.25     (2.66)%         42,906        5.32%           0.99%          1.20%         226%
10/31/98                   11.20     10.35%          45,879        5.30%           1.00%          1.20%         253%
10/31/97                   10.70      8.22%          27,950        5.73%           1.01%          1.21%         182%
10/31/96                   10.47      4.24%          30,984        5.66%           1.07%          1.28%         163%

RETAIL B
04/30/01 (unaudited)       10.66      5.49%**         6,453        4.85%*          1.65%*         1.85%*         31%**
10/31/00                   10.35      6.37%           5,775        5.13%           1.65%          1.91%         104%
10/31/99                   10.25     (3.25)%          6,550        4.72%           1.59%          1.88%         226%
10/31/98                   11.20      9.73%           5,420        4.69%           1.61%          1.81%         253%
10/31/97                   10.70      7.59%           1,998        5.07%           1.69%          1.95%         182%
10/31/96(1)                10.47      1.14%**           646        5.34%*          1.60%*         1.81%*        163%

TRUST
04/30/01 (unaudited)       10.66      5.97%**       597,882        5.77%*          0.73%*         0.94%*         31%**
10/31/00                   10.35      7.27%         558,789        5.99%           0.78%          0.99%         104%
10/31/99                   10.25     (2.52)%        237,772        5.46%           0.84%          1.04%         226%
10/31/98                   11.20     10.50%         217,143        5.43%           0.87%          1.07%         253%
10/31/97                   10.70      8.36%         182,398        5.88%           0.87%          1.09%         182%
10/31/96                   10.47      4.46%         149,075        5.88%           0.85%          1.06%         163%

A PRIME
04/30/01 (unaudited)       10.66      5.85%**            36        5.55%*          0.95%*         1.37%*         31%**
10/31/00                   10.35      7.00%              34        5.74%           1.05%          1.52%         104%
10/31/99(2)                10.25     (2.68)%             16        5.35%           0.96%          1.52%         226%

B PRIME
04/30/01 (unaudited)       10.66      5.47%**           317        4.81%*          1.69%*         1.97%*         31%**
10/31/00                   10.35      6.41%             262        5.07%           1.71%          2.00%         104%
10/31/99(2)                10.24     (3.46)%            323        4.60%           1.71%          2.07%         226%

BKB
04/30/01 (unaudited)       10.66      5.93%**         7,518        5.70%*          0.80%*         1.15%*         31%**
10/31/00(3)                10.35      3.43%**         7,625        5.97%*          0.80%*         1.09%*        104%**

--------------------------------------------------------------------------------
*    Annualized
**   Not Annualized
(1)  The Fund began offering Retail B Shares on March 4, 1996.
(2)  The Fund began offering Prime A Shares and Prime B Shares on November 1,
     1998.
(3)  The Fund began issuing BKB Shares on June 19, 2000.
(4) Calculation does not include the effect of any sales charge for Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the six months ended April 30, 2001 (unaudited) and the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.28, $0.56,
     $0.55, $0.56, $0.58 and $0.57, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the six months ended April 30, 2001 (unaudited) and the years ended October 31, 2000, 1999, 1998 and 1997 and the period ended October 31, 1996 were $0.25, $0.50, $0.47, $0.49, $0.51 and $0.34, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the six months ended April 30, 2001 (unaudited) and the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.30, $0.59, $0.56, $0.56, $0.59 and
     $0.60, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Prime A Shares for the six months ended April 30, 2001 (unaudited) and the years ended October 31, 2000 and 1999 were $0.27, $0.52 and $o.54, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Prime B Shares for the six months ended April 30, 2001 (unaudited) and the years ended October 31, 2000 and 1999 were $0.24, $0.48 and $0.45, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for BKB Shares for the six months ended April 30, 2001 (unaudited) and the period ended October 31, 2000 were $0.28 and $0.35.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                      44-45

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   ORGANIZATION

  The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of the date of this report, the Trust offered thirtyseven managed investment portfolios. The accompanying financial statements and financial highlights are those of the Short-Term Bond, Intermediate Government Income, Corporate Bond and High Quality Bond Funds (individually, a "Fund", collectively, the "Funds") only.
  The Short-Term Bond, Intermediate Government Income and High Quality Bond Funds are authorized to issue six series of shares (Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares and BKB Shares). The Corporate Bond Fund is authorized to issue two series of shares (Trust Shares and Retail A Shares). Currently, the High Quality Bond Fund offers all six series of shares, the Short-Term Bond and Intermediate Government Income Funds offer Trust Shares, Retail A Shares, Retail B Shares and BKB Shares, and the Corporate Bond Fund offers Trust Shares only. Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares and BKB Shares are substantially the same except that (i) Retail A and Prime A Shares are subject to a maximum 4.75% front-end sales charge, (ii) Retail B Shares and Prime B Shares are subject to a maximum 5.00% contingent deferred sales charge, and (iii) each series of shares bears the following series-specific expenses: distribution fees and/or shareholder servicing fees and transfer agency charges. Six years after purchase, Retail B Shares purchased prior to January 1, 2001 will convert automatically to Retail A Shares and eight years after purchase, Retail B Shares purchased on or after January 1, 2001 will automatically convert to Retail
A Shares, and Prime B Shares will automatically convert to Prime A Shares.
BKB Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Fund will convert to Retail A Shares of the same Fund on June 26, 2001 provided that prior thereto the Board of Trustees of the Trust has determined that such conversion is in the best interest of the holders of such BKB Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of their financial statements.
  PORTFOLIO VALUATION: Investment securities are valued by an independent pricing service approved by the Trust's Board of Trustees. When, in the judgment of the service, quoted bid prices are readily available and are representative of the bid side of the market, investments are valued at the mean between quoted bid prices and asked prices. Other investments are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type; indications as to values from dealers; and general market conditions. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.
  SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Investment income and realized and unrealized gains and losses are allocated to the separate series of a Fund based upon the relative net assets of each series.
  INCOME RECOGNITION: In December 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide, which is effective for annual financial statements issued for fiscal years beginning after December 15, 2000, will require investment companies to amortize premiums and discounts on fixed income securities. The Trust currently does not amortize premiums on fixed income securities. Accordingly, the Funds will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. At this time, the Trust has not completed its analysis of the impact of this accounting change.
  DIVIDENDS TO SHAREHOLDERS: Dividends from net investment income are determined separately for each series and are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.
  Income dividends and capital gain dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
  FEDERAL INCOME TAXES: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending October 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is recorded.

NOTES TO FINANCIAL STATEMENTS

  REPURCHASE AGREEMENTS: Each Fund may engage in repurchase agreement transactions with institutions that the Trust's investment advisor has determined are creditworthy. Each repurchase agreement transaction is recorded at cost plus accrued interest. Each Fund requires that the securities collateralizing a repurchase agreement transaction be transferred to the Trust's custodian in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The value of the collateral securities is monitored daily to ensure that the value of the collateral, including accrued interest, equals or exceeds the repurchase price. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
  Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds and other affiliated Funds may transfer their uninvested cash balances into one or more joint trading accounts. The assets in the joint trading accounts are invested in one or more repurchase agreements or other short-term investments. These repurchase agreements are subject to the same collateral requirements as discussed above.
  EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses, which are attributable to more than one Fund of the Trust, are allocated among the respective Funds.
  In addition, expenses of a Fund not directly attributable to the operations of a particular series of shares of the Fund are allocated to the separate series based upon the relative net assets of each series. Operating expenses directly attributable to a series of shares of a Fund are charged to the operations of that series.

3.   INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION,
     SHAREHOLDER SERVICES AND OTHER FEES

  The Trust and Fleet Investment Advisors Inc. (the "Investment Advisor"), an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, are parties to an investment advisory agreement under which the Investment Advisor provides services for a fee, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each Fund (See Note 4).
  The Trust and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.), a member of PNC Financial Services Group (formerly known as PNC Bank Corp.), are parties to an administration agreement under which PFPC Inc. (the "Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other Funds offered by the Trust (whose financial statements are provided in separate reports), 0.085% of the next $2.5 billion of combined average daily net assets, 0.075% of the next $7 billion of combined average daily net assets, 0.065% of the next $3 billion of combined average daily net assets, 0.06% of the next $3 billion of combined average daily net assets, 0.0575% of the next $3 billion of combined average daily net assets and 0.0525% of combined average daily net assets in excess of $21 billion. Prior to December 1,1999, the services described above were provided by First Data Investor Services Group, Inc., a wholly-owned subsidiary of First Data Corp. On that date, PFPC Trust Co., a wholly-owned subsidiary of PNC Bank Corp., acquired all of the outstanding stock of First Data Investor Services Group, Inc. As part of that transaction, PFPC Inc., also an indirect wholly-owned subsidiary of PNC Bank Corp., was merged into First Data Investor Services Group, Inc., which then changed its name to PFPC Inc.
  In addition, PFPC Inc. also provides certain fund accounting, custody, administration and transfer agency services in accordance with certain fee arrangements. Pursuant to these fee arrangements, PFPC Inc. compensates the Trust's custodian bank, The Chase Manhattan Bank, for its services.
  PFPC Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of
PFPC Inc., and an indirect wholly-owned subsidiary of PNC Financial Services Group, acts as the exclusive distributor of the Trust's shares. Prior to January 2, 2001, Provident Distributors, Inc. ("PDI") acted as the exclusive distributor of the Trust's shares. On January 2, 2001, the Distributor acquired all of the outstanding shares of PDI, and PDI was subsequently merged into the Distributor.
  The Trust has adopted a shareholder services plan (the "Services Plan") with respect to Retail A Shares and Trust Shares of the Funds. Currently, the Services Plan has not been implemented with respect to the Funds' Trust Shares. The Services Plan provides compensation to institutions (including and currently limited to Fleet Bank and its affiliates) which provide administrative and support services to their customers who beneficially own Retail A Shares at an aggregate annual rate not to exceed 0.30% of the average daily net assets of the outstanding Retail A Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, is currently limiting fees payable under the Services Plan with respect to each Fund to an aggregate annual rate not to exceed 0.15% of the average daily net assets of the outstanding Retail A Shares beneficially owned by such customers.
  The Trust has adopted a distribution and services plan (the "12b-1 Plan") with respect to Retail B Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds. Under the 12b-1 Plan, the Trust may pay (i) the Distributor or another person for expenses and activities primarily intended to result in the sale of Retail B Shares, (ii) institutions for shareholder liaison services and (iii) institutions for administrative support services. Currently, payments under the 12b-1 Plan for distribution services are being made solely to broker-dealer affiliates of Fleet Bank and payments under the 12b-1

NOTES TO FINANCIAL STATEMENTS

Plan for shareholder liaison and administrative support services are being made solely to Fleet Bank and its affiliates. Payments for distribution expenses may not exceed an annual rate of 0.65% of the average daily net assets attributable to each of the Funds' outstanding Retail B Shares. The fees paid for shareholder liaison services and administrative support services may not exceed the annual rates of 0.15% and 0.15%, respectively, of the average daily net assets attributable to each of the Funds' outstanding Retail B Shares owned of record or beneficially by customers of institutions. The Trust, under the direction of the Board of Trustees, is currently limiting each Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than 0.15% of the average daily net assets of Retail B Shares owned of record or beneficially by the customers of institutions. For the six months ended April 30, 2001, the Funds paid fees under the Services Plan and 12b-1 Plan as follows:

                                 SERVICES           12B-1 PLAN
                                                    ----------
FUND                               PLAN       SERVICES   DISTRIBUTION
----                               ----       --------   ------------
Short-Term Bond ..............   $ 14,777      $   779      $  3,376
Intermediate Government Income     34,615        1,617         7,047
High Quality Bond ............     23,876        4,627        20,133

  The Trust has adopted a distribution plan (the "Prime A Shares Plan") with respect to Prime A Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds. Under the Prime A Shares Plan, the Trust may pay the Distributor or another person for expenses and activities primarily intended to result in the sale of Prime A Shares. Payments by the Trust under the Prime A Shares Plan may not exceed the annual rate of 0.30% of the average daily net assets attributable to each Fund's outstanding Prime A Shares. The Trust, under the direction of the Board of Trustees, is currently limiting the Funds' payments under the Prime A Shares Plan to an annual rate of not more than 0.25% of the average daily net assets of each Fund's outstanding Prime A Shares.
  The Trust has adopted a distribution and services plan (the "Prime B Shares Plan") with respect to Prime B Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds. Under the Prime B Shares Plan, the Trust may pay (i) the Distributor or another person for expenses and activities primarily intended to result in the sale of Prime B Shares, (ii) institutions for shareholder liaison services, and (iii) institutions for administrative support services. Payments for distribution expenses may not exceed an annual rate of 0.75% of the average daily net assets attributable to each Fund's outstanding Prime B Shares. The fees paid to institutions for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to each Fund's outstanding Prime B Shares owned of record or beneficially by customers of institutions. The Trust, under the direction of the Board of Trustees, is currently limiting each Fund's payments for shareholder liaison and administrative support services under the Prime B Shares Plan to an aggregate fee of not more than 0.25% of the average daily net assets of Prime B Shares owned of record or beneficially by customers of institutions. For the six months ended April 30, 2001, the Funds paid fees under the Prime A Shares Plan and Prime B Shares Plan as follows:

                             PRIME A        PRIME B SHARES PLAN
FUND                        SHARES PLAN   SERVICES   DISTRIBUTION
----                        -----------   --------   ------------
High Quality Bond ......     $    44      $   315      $    951

  The Trust has adopted a shareholder services plan (the "BKB Plan") with respect to BKB Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds. The BKB Plan provides compensation to institutions (including Fleet Bank and its affiliates) which provide shareholder liaison and/or administrative support services to their customers who beneficially own BKB Shares at an aggregate annual rate not to exceed 0.30% of the average daily net assets of the outstanding BKB Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, is currently limiting fees payable under the BKB Plan with respect to each Fund to an aggregate annual rate not to exceed 0.15% of the average daily net assets of the outstanding BKB Shares beneficially owned by such customers. For the six months ended April 30, 2001, the Funds paid fees under the BKB Plan as follows:

                                             BKB
         FUND                               PLAN
         ----                               ----
       Short-Term Bond ..................  $13,589
       Intermediate Government Income ...    8,204
       High Quality Bond ................    5,668

  Retail A Shares, Retail B Shares, Trust Shares, Prime A Shares, Prime B Shares and BKB Shares of the Funds each bear series-specific transfer agent charges based upon the number of shareholder accounts for each series. In addition, Trust Shares also bear additional transfer agency fees in order to compensate PFPC Inc. for payments made to Fleet Bank, an affiliate of the Investment Advisor, for performing certain sub-accounting and administrative functions on a per account basis with respect to Trust Shares held by defined contribution plans. These additional fees are based on the number of underlying participant accounts. For the six months ended April 30, 2001, transfer agent charges for each series were as follows:

FUND                       RETAIL A   RETAIL B   TRUST     BKB
----                       --------   --------  ------     ---
Short-Term Bond ........    $14,372    $  964  $ 16,014  $13,991
Intermediate
  Government Income ....     37,241     3,425    24,290    5,502
Corporate Bond .........        N/A       N/A    21,737      N/A
High Quality Bond ......     31,602     5,503   170,592    4,679

FUND                           PRIME A     PRIME B
----                           -------     -------
High Quality Bond ......       $    43     $   123

NOTES TO FINANCIAL STATEMENTS


  Certain officers of the Trust are officers of the Investment Advisor or PFPC Inc. Such officers receive no compensation from the Trust for serving in their respective roles. Effective September 8, 2000, each Trustee is entitled to receive for services as a Trustee of the Trust, The Galaxy VIP Fund ("VIP") and Galaxy Fund II ("Galaxy II") an aggregate fee of $54,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. For the period May 28, 1999 until September 7, 2000, each Trustee was entitled to receive for services as a Trustee of the Trust, VIP and Galaxy II an aggregate fee of $45,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. Prior to May 28, 1999, each Trustee was entitled to receive for services as a Trustee of the Trust, VIP and Galaxy II an aggregate fee of $40,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, VIP, and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the Funds of the Trust, VIP, and Galaxy II based on their relative net assets.
  Each Trustee is eligible to participate in The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.
  Expenses for the six months ended April 30, 2001 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary to the Trust.

4.   WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

  The Investment Advisor and/or its affiliates and/or the Administrator voluntarily agreed to waive a portion of their fees and/or reimburse the Funds for certain expenses so that total expenses would not exceed certain expense limitations established for each Fund. The respective parties, at their discretion, may revise or discontinue the voluntary fee waivers and expense reimbursements at any time. For the six months ended April 30, 2001, fees waived and/or expenses reimbursed with respect to the Funds were as follows:

                                                    EXPENSES
FUND                             FEES WAIVED       REIMBURSED
----                             -----------       ----------
Short-Term Bond ...........     $    164,744     $     13,589
Intermediate Government
    Income ................          519,507            6,827
Corporate Bond ............           99,342               --
High Quality Bond .........          630,377            5,669

5.   SHARES OF BENEFICIAL INTEREST

  The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into forty-three classes of shares, each consisting of one or more series.
  Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses (except that Retail A Shares of a Fund bear the expense of payments under the Services Plan, Retail B Shares of a Fund bear the expense of payments under the 12b-1 Plan, Prime A Shares of a Fund bear the expense of payments under the Prime A Shares Plan, Prime B Shares of a Fund bear the expense of payments under the Prime B Shares Plan, BKB Shares of a Fund bear the expense of payments under the BKB Plan and Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares and BKB Shares of a Fund each bear series specific transfer agent charges) and are entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees.
  Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

6.   PURCHASES AND SALES OF SECURITIES

  The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended April 30, 2001 were as follows:

                                          PURCHASES
                                -----------------------------
FUND                             GOVERNMENT          OTHER
------                          ------------     ------------
Short-Term Bond ............    $ 24,583,347     $ 35,467,353
Intermediate
   Government Income .......      88,868,466       75,399,752
Corporate Bond .............      26,822,885       23,902,552
High Quality Bond ..........      18,739,210      171,673,556

                                            SALES
                                -----------------------------
FUND                             GOVERNMENT          OTHER
------                          ------------     ------------
Short-Term Bond ............    $ 36,610,203     $ 40,315,530
Intermediate Government
   Income ..................     138,938,776       45,873,839
Corporate Bond .............      19,088,625       19,906,264
High Quality Bond ..........     241,505,019      105,618,930

NOTES TO FINANCIAL STATEMENTS


  The aggregate gross unrealized appreciation and (depreciation), net unrealized appreciation (depreciation), and cost for all securities as computed on a federal income tax basis at April 30, 2001 for each Fund is as follows:

FUND                            APPRECIATION    (DEPRECIATION)
----                            ------------    --------------
Short-Term Bond ............    $ 1,705,409      $   (143,469)
Intermediate Government
   Income ..................     11,957,126        (1,888,116)
Corporate Bond .............      1,911,944        (1,151,051)
High Quality Bond ..........     15,174,815        (4,576,005)

FUND                                 NET             COST
----                                 ---             ----
Short-Term Bond ............    $ 1,561,940      $120,262,702
Intermediate Government
   Income ..................     10,069,010       501,268,452
Corporate Bond .............        760,893       107,190,094
High Quality Bond ..........     10,598,810       630,171,532

7.   FEDERAL TAX INFORMATION

  At October 31, 2000, the following Funds had capital loss carryforwards:

FUND                              AMOUNT      EXPIRATION
----                              ------      ----------
Short-Term Bond ..........     $ 2,112,786       2001
                                 3,125,222       2002
                                 1,516,262       2003
                                    10,917       2004
                                     9,409       2005
                                   114,406       2006
                                 1,642,976       2007
                                   525,174       2008
Intermediate
  Government Income ......       3,310,634       2001
                                17,636,357       2002
                                 5,158,907       2003
                                 2,479,060       2004
                                 1,373,737       2006
                                 6,638,535       2007
                                 3,139,481       2008
Corporate Bond ...........         288,371       2002
                                 1,309,536       2003
                                   450,363       2005
                                   662,376       2007
                                   692,739       2008
High Quality Bond ........       4,808,589       2006
                                10,103,698       2007
                                 4,350,002       2008

  The availability of a portion of these capital loss carryforwards, which were acquired on June 19, 2000 in connection with the Boston 1784 Funds reorganization, may be limited in a given year.

8.   LINE OF CREDIT

  Each Fund and other affiliated funds participate in a $150 million unsecured line of credit pursuant to a credit agreement dated as of December 29, 1999. Borrowings may be made under the credit agreement only for temporary or emergency purposes, such as repurchase or redemption of shares of the Funds. Interest is charged to each Fund based on its borrowings. In addition, a commitment fee based on the average daily unused portion of the line of credit, is allocated among the Funds and other participating Funds at the end of each calendar quarter.

9.   ACQUISITION OF BOSTON 1784 FUNDS

  At a meeting held on January 25, 2000, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the "Agreement") providing for the acquisition of the Boston 1784 Funds by the Trust. Pursuant to the Agreement, (i) all of the assets and liabilities of the Boston 1784 Short-Term Income Fund were transferred to the Galaxy Short-Term Bond Fund in exchange for 11,061,444 Trust Shares and 2,139,391 BKB Shares of the Galaxy Short-Term Bond Fund, (ii) all of the assets and liabilities of the Boston 1784 Government Medium-Term Income Fund were transferred to the Galaxy Intermediate Government Income Fund in exchange for 23,087,034 Trust Shares and 1,590,933 BKB Shares of the Galaxy Intermediate Government Income Fund, and (iii) all of the assets and liabilities of the Boston 1784 Income Fund were transferred to the Galaxy High Quality Bond Fund in exchange for 28,577,262 Trust Shares and 1,055,977
BKB Shares of the Galaxy High Quality Bond Fund. In related transactions, the assets and liabilities of the other Boston 1784 Fund portfolios were transferred to corresponding Galaxy portfolios in exchange for shares in such Galaxy portfolios. The acquisition, which qualified as a tax-free reorganization for federal income tax purposes, was completed on June 26, 2000, following the approval of the reorganization by Boston 1784 Fund shareholders. The following is a summary of the Net Assets, Shares Outstanding, Net Asset Value per share and Unrealized Depreciation associated with the transaction:

NOTES TO FINANCIAL STATEMENTS

                                                    BEFORE                            AFTER
                                                  ACQUISITION                      ACQUISITION
                                    ---------------------------------------     -----------------
                                         GALAXY              BOSTON 1784             GALAXY
                                       SHORT-TERM            SHORT-TERM            SHORT-TERM
                                        BOND FUND            INCOME FUND            BOND FUND
                                    -----------------     -----------------     -----------------
Net Assets .......................  $      49,608,273     $     129,120,201     $     178,728,474
Shares Outstanding ...............          5,071,839            13,077,958            18,272,674
Net Asset Value, per share .......  $              --     $            9.87     $              --
Trust Net Asset Value, per share .  $            9.78     $              --     $            9.78
BKB Net Asset Value, per share ...  $              --     $              --     $            9.78
Unrealized Depreciation ..........  $       (670,939)     $     (1,085,356)     $     (1,756,295)

                                                    BEFORE                            AFTER
                                                  ACQUISITION                      ACQUISITION
                                    ---------------------------------------     -----------------
                                         GALAXY              BOSTON 1784             GALAXY
                                      INTERMEDIATE           GOVERNMENT           INTERMEDIATE
                                       GOVERNMENT            MEDIUM-TERM           GOVERNMENT
                                       INCOME FUND           INCOME FUND           INCOME FUND
                                    -----------------     -----------------     -----------------
Net Assets .......................  $     287,099,811     $     242,811,936     $     529,911,747
Shares Outstanding ...............         29,180,792            26,322,070            53,858,820
Net Asset Value, per share .......  $              --     $            9.22     $              --
Trust Net Asset Value, per share .  $            9.84     $              --     $            9.84
BKB Net Asset Value, per share ...  $              --     $              --     $            9.84
Unrealized Depreciation ..........  $     (3,901,428)     $     (4,005,695)     $     (7,907,123)

                                                    BEFORE                            AFTER
                                                  ACQUISITION                      ACQUISITION
                                    ---------------------------------------     -----------------
                                         GALAXY                                      GALAXY
                                      HIGH QUALITY           BOSTON 1784          HIGH QUALITY
                                        BOND FUND            INCOME FUND            BOND FUND
                                    -----------------     -----------------     -----------------
Net Assets .......................  $     292,504,935     $     303,271,793     $     595,776,728
Shares Outstanding ...............         28,580,598            31,680,604            58,213,837
Net Asset Value, per share .......  $              --     $            9.57     $              --
Trust Net Asset Value, per share .  $           10.23     $              --     $           10.23
BKB Net Asset Value, per share ...  $              --     $              --     $           10.23
Unrealized Depreciation ..........  $     (7,099,028)     $     (3,733,913)     $    (10,832,941)

SHAREHOLDER INFORMATION

[BEGIN SIDEBAR]

         TRUSTEES
            AND
    EXECUTIVE OFFICERS

   Dwight E. Vicks, Jr.
   CHAIRMAN AND TRUSTEE

      John T. O'Neill
   PRESIDENT, TREASURER
        AND TRUSTEE

     Louis DeThomasis,
       F.S.C., Ph.D.
          TRUSTEE

     Kenneth A. Froot
          TRUSTEE

     Donald B. Miller
          TRUSTEE

       James M. Seed
          TRUSTEE

    Bradford S. Wellman
     EMERITUS TRUSTEE

     William Greilich
      VICE PRESIDENT

         W. Bruce
      McConnel, Esq.
         SECRETARY

    INVESTMENT ADVISOR

     Fleet Investment
       Advisors Inc.
    100 Federal Street
     Boston, MA 02110

        DISTRIBUTOR

 PFPC Distributors, Inc.
   400 Bellevue Parkway
   Wilmington, DE 19809

       ADMINISTRATOR

         PFPC Inc.
    4400 Computer Drive
       Westborough,
 Massachusetts 01581-5108

   INDEPENDENT AUDITORS

     Ernst & Young LLP
   200 Clarendon Street
     Boston, MA 02116

       LEGAL COUNSEL

Drinker Biddle & Reath LLP
     One Logan Square
  18th and Cherry Streets
Philadelphia, PA 19103-6996

[END SIDEBAR]

This report is submitted for the general information of shareholders of The Galaxy Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for each Fund of The Galaxy Fund, which contains more information concerning the investment policies and expenses of the Funds as well as other pertinent information. For complete information, and before making an investment decision on any of the Funds of The Galaxy Fund, you should request a prospectus from PFPC Distributors, Inc. by calling toll-free 1-877-BUY-GALAXY (1-877-289-4252). Read the prospectus carefully before you invest.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


                   This report was printed on recycled paper.

[LOGO OMITTED - GALAXY FUNDS]
4400 COMPUTER DRIVE
P.O. BOX 5108
WESTBOROUGH, MA 01581


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STANDARD
POSTAGE PAID
PERMIT NO. 105
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--------------------------

SABND (07/01/01)